As filed with the Securities and Exchange Commission on April 20, 2007

Registration No. 33-78944

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

PRE-EFFECTIVE AMENDMENT NO.	[ ]

POST-EFFECTIVE AMENDMENT NO. 25	[X]

and/or

REGISTRATION STATEMENT
UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No. 27

PREMIER VIT
(formerly PIMCO Advisors VIT)
(Exact Name of Registrant as Specified in Charter)

1345 Avenue of the Americas, New York, NY 10105
(Address of Principal Executive Offices)

(212) 739-3000
(Registrant's Telephone Number)

Thomas J. Fuccillo, Esq.
OpCap Advisors LLC
1345 Avenue of the Americas
New York, NY 10105-4800
(Name and Address of Agent for Service)

It is proposed that this filing will become effective:

[ ]	immediately upon filing pursuant to paragraph (b)	[X]	On May 1, 2007 pursuant to paragraph (b)

[ ]	60 days after filing pursuant to paragraph (a)(1)	[ ]	on { } pursuant to paragraph (a)(1)

[ ]	75 days after filing pursuant to paragraph (a)(2)	[ ]	on { } pursuant to paragraph (a)(2) of Rule 485

PREMIER VIT

Prospectus dated May 1, 2007

PREMIER VIT (the “Fund”) is an open-end investment company consisting of the following investment portfolios (the “Portfolios”):

OpCap Balanced Portfolio (“Balanced Portfolio”)

OpCap Equity Portfolio (“Equity Portfolio”)

OpCap Global Equity Portfolio (“Global Equity Portfolio”)

OpCap Managed Portfolio (“Managed Portfolio”)

OpCap Mid Cap Portfolio (“Mid Cap Portfolio”)

OpCap Renaissance Portfolio (“Renaissance Portfolio”)

OpCap Small Cap Portfolio (“Small Cap Portfolio”)

NFJ Dividend Value Portfolio (“Dividend Value Portfolio”)

Shares of the Portfolios are sold only to variable accounts of certain life insurance companies as an investment vehicle for their variable annuity and variable life insurance contracts and to qualified pension and retirement plans.

The Securities and Exchange Commission has not approved or disapproved of any Portfolio’s securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense. This Prospectus contains information you should know before investing, including information concerning risks. Please read it before you invest and keep it for future reference.

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RISK/RETURN SUMMARY

Investment Goals	Balanced Portfolio	Growth of capital and investment income
	Equity Portfolio	Long term capital appreciation
	Global Equity Portfolio	Long term capital appreciation
	Managed Portfolio	Growth of capital over time
	Mid Cap Portfolio	Long term capital appreciation
	Renaissance Portfolio	Long term capital appreciation and income
	Small Cap Portfolio	Capital appreciation
	Dividend Value Portfolio	Income and long term growth of capital

Principal Investment
Strategies

•         The Balanced Portfolio invests in equity and debt securities that the investment sub-adviser believes are undervalued. Generally, the Portfolio will invest at least 25% of its total assets in equity securities and at least 25% of its total assets in debt securities.

•         The Equity Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities that the investment sub-adviser believes are undervalued in the marketplace.

•         The Global Equity Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities on a worldwide basis and may invest in U.S. or foreign fixed income securities.

• The Managed Portfolio invests in common stocks, bonds and cash equivalents, allocated based on the sub-adviser’s judgment.

•         The Mid Cap Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations between $500 million and $10 billion at the time of purchase that the investment adviser believes are undervalued in the marketplace.

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•         The Renaissance Portfolio invests generally in equity securities of companies with market capitalizations of $1 billion to $10 billion that the sub-adviser believes are trading at prices below their intrinsic value and whose business fundamentals are expected to improve, although it may invest in companies in any capitalization range.

•         The Small Cap Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations under $2.2 billion at the time of purchase that the sub-adviser believes are undervalued in the marketplace.

•         The Dividend Value Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, consisting primarily of income-producing common stocks of companies with market capitalizations of more than $2 billion at the time of investment.

• The Portfolio may also invest a portion of its assets in non-U.S. Securities (including emerging market securities).
Investment
Philosophy

OpCap Advisors LLC (“OpCap Advisors”) is the investment adviser to all of the Portfolios. OpCap Advisors has retained its affiliates Oppenheimer Capital LLC (“Oppenheimer Capital”) as sub-adviser to the Balanced, Equity, Global Equity, Mid Cap, Renaissance and Small Cap Portfolios and a portion of the assets of the Managed Portfolio; Pacific Investment Management Company LLC (“PIMCO”) as sub-adviser for a portion of the assets of the Managed Portfolio and NFJ Investment Group L.P. (“NFJ”) as sub-adviser to the Dividend Value Portfolio.

For the equity investments it manages, Oppenheimer Capital applies principles of value investing, although the individual portfolio managers may implement these principles differently.
When selecting equity securities, Oppenheimer Capital believes there are two major components of value:

•         A company’s ability to generate earnings that contribute to shareholder value. Oppenheimer Capital considers discretionary cash flow to be cash that remains after a company spends what is needed to sustain its industrial position as a primary determinant of a company’s potential to add economic value.

• Price – Oppenheimer Capital looks for companies with a market undervaluation great enough to offer the potential for upside reward coupled with what it believes is modest downward risk.
Oppenheimer Capital uses fundamental analysis to select securities.

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Fundamental analysis involves intensive evaluation of historic financial data, including:
• Financial statements • Market share analysis • Unit volume growth • Barriers to entry • Pricing policies
• Management record

Oppenheimer Capital uses fundamental analysis to select companies it believes have one or more of the following characteristics:

•         Substantial and growing discretionary cash flow

•         Strong shareholder value-oriented management

•         Valuable consumer or commercial franchises

•         High returns on capital

• Favorable price to intrinsic value relationship

In selecting debt securities, Oppenheimer Capital analyzes yield relationships between different sectors and among securities along the yield curve. Oppenheimer Capital seeks individual issues that it believes are inexpensive and have the potential to provide superior returns. In evaluating high-yield debt securities, Oppenheimer Capital supplements its traditional credit analysis with an evaluation of an issuer’s asset values.

There can be no assurance that Oppenheimer Capital will achieve its goals.

PIMCO acts as the sub-adviser for a portion of the Managed Portfolio. In selecting debt securities, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Portfolio’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO seeks to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by first classifying bonds into the following sectors: money market, government, corporate, mortgage, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads.

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There can be no assurance that PIMCO will achieve its goals.

NFJ acts as the sub-adviser for the Dividend Value Portfolio. NFJ employs a deep value equity investment style that focuses on both income and capital appreciation potential. NFJ follows a disciplined investment process that emphasizes broad industry diversification and dividend income. Grounded in in-depth research and analysis, this process helps NFJ to identify stocks with attractive valuations and strong long-term growth potential while seeking to manage total portfolio risk.

The Portfolio's initial selection universe consists of the 1,000 largest publicly traded companies (in terms of market capitalization) traded on the U.S. market. NFJ classifies the universe by industry. It then identifies the stocks it believes are most undervalued in each industry and selects stocks from a broad range of industry groups. From this group, NFJ screens the stocks to identify those believed to be the highest yielding stocks in each industry. NFJ then selects stocks for the Portfolio based primarily on their price-to-earnings ratios. Issue weighting is generally dependent upon valuation and dividend yield. There can be no assurance that NFJ will achieve its goals.

Principal Risks

If you invest in the Portfolios that invest in equity securities, you could lose money or those Portfolios could underperform other investments if any of the following happens:

•         The stock market goes down

•         The Portfolio’s investment style (i.e., value or growth) falls out of favor

•         The Portfolio’s investment sector (e.g., small cap, mid cap or foreign securities, which generally are more volatile than U.S. large cap securities) declines or becomes less liquid

• The market does not recognize certain stocks as being undervalued
• The stocks selected for growth potential do not achieve such growth

If you invest in the Portfolios that invest in debt securities, you could lose money or those Portfolios could underperform other investments if any of the following events occur:

•         Interest rates rise and the bond market declines

•         Bond issuers cannot meet their obligations

• As a result of pre-payments, the Portfolios may have to reinvest at lower rates
Bar Chart & Performance Table

The charts below provide some indication of the risks of investing in the Portfolios by showing changes in the performance of each Portfolio’s shares from year to year over the past 10 years or, if less, for each full calendar year during the life of each Portfolio

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and by showing the highest and lowest quarterly return during the same period for each Portfolio. Prior to May 1, 2004, due to a reorganization which occurred on April 30, 2004, in which all assets of the LSA Balanced Fund were transferred to the Balanced Portfolio in return for shares of the Balanced Portfolio, performance for the Balanced Portfolio represents that of the LSA Balanced Fund, a series of the LSA Variable Series Trust, adjusted to reflect fees and expenses attributable to the Balanced Portfolio.

The Portfolios’ past performance does not necessarily indicate how each Portfolio will perform in the future. The Portfolios’ performance does not reflect charges and deductions which are imposed under the variable contracts. Performance results after charges and deductions will be lower.

During the periods shown in the bar chart, the highest quarterly return was 17.35% (for the quarter ended 6/30/03) and the lowest quarterly return was (20.84)% (for the quarter ended 9/30/02).

During the periods shown in the bar chart, the highest quarterly return was 23.78% (for the quarter ended 12/31/99) and the lowest quarterly return was (14.41)% (for the quarter ended 9/30/01).

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During the periods shown in the bar chart, the highest quarterly return was 22.56% (for the quarter ended 6/30/03) and the lowest quarterly return was (22.94)% (for the quarter ended 9/30/02).

During the periods shown in the bar chart, the highest quarterly return was 15.22% (for the quarter ended 06/30/03) and the lowest quarterly return was (16.02)% (for the quarter ended 9/30/02).

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During the periods shown in the bar chart, the highest quarterly return was 12.63% (for the quarter ended 6/30/97) and the lowest quarterly return was (13.37)% (for the quarter ended 9/30/98).

During the periods shown in the bar chart, the highest quarterly return was 14.86% (for the quarter ended 6/30/03) and the lowest quarterly return was (14.02)% (for the quarter ended 6/30/02).

During the periods shown in the bar chart, the highest quarterly return was 31.47% (for the quarter ended

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6/30/03) and the lowest quarterly return was (9.84)% (for the quarter ended 3/31/03).

During the periods shown in the bar chart, the highest quarterly return was 8.02% (for the quarter ended 12/31/04) and the lowest quarterly return was 1.27% (for the quarter ended 3/31/05).

The following table shows the average annual returns for the Equity, Mid Cap, Small Cap, Global Equity, Managed, Renaissance, Balanced and Dividend Value Portfolios. Prior to May 1, 2004, performance of the Balanced Portfolio reflects the performance of the LSA Balanced Fund, adjusted to reflect the fees and expenses attributable to the Balanced Portfolio. Prior to February 11, 2005, performance of the Renaissance Portfolio reflects the performance of the Portfolio when it was managed by PEA Capital LLC (“PEA Capital”). The change of sub-adviser from PEA Capital to Oppenheimer Capital did not result in any change in the investment objective, policies or fees of the Renaissance Portfolio. The table gives some indication of the risks of the Portfolios by comparing the performance of each Portfolio with a broad measure of market performance.

Average Annual Total Returns for the periods ended December 31, 2006

	1 Year	5 Years	10 Years
Equity Portfolio	15.28%	6.89%	7.55%
S&P 500	15.79%	6.19%	8.42%

Mid Cap Portfolio	13.06%	14.03%	13.55%*
S&P 400 Mid Cap Index	10.32%	10.89%	11.91%*
Wilshire Target 750 Mid-Cap Index+ *since Portfolio inception: 2/9/98	13.70%	11.78%	10.25%*

Small Cap Portfolio	24.08%	10.35%	10.80%
Russell 2000 Index	18.35%	11.39%	9.44%

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Global Equity Portfolio	21.06%	9.64%	8.86%
MSCI World Index++	20.06%	10.49%	8.08%

Managed Portfolio	9.65%	5.29%	6.39%
S&P 500	15.79%	6.19%	8.42%

Renaissance Portfolio	11.37%	12.69%*	N/A
Russell Mid Cap Value Index *since Portfolio inception: 7/10/02	20.22%	17.06%*	N/A

Balanced Portfolio	10.80%	5.89%	6.07%*
60% S&P 500 / 40% Merrill Lynch Corporate Master Bond Index *since Portfolio inception: 10/1/99	11.14%	6.37%	4.86%*

Dividend Value Portfolio	24.72%	20.27%*	N/A
Russell 1000 Value *since Portfolio inception: 7/1/03	22.21%	17.85%*	N/A

+ Effective January 1, 2007, Mid Cap Portfolio changed its index from the Wilshire 750 Mid Cap Index to the S&P 400 Mid-Cap Index because the Wilshire 750 Mid Cap Index will no longer be computed or made available by Wilshire Associates Incorporated. The Mid Cap Portfolio believes that the S&P 400 Mid-Cap Index is an appropriate replacement index.

++ Prior to November 1, 2006, performance data for the MSCI index was calculated gross of dividend tax withholding. Performance data presently shown for the Index is net of dividend tax withholding. This recalculation results in lower performance for the Index.

Fees & Expenses

The following tables describe the fees and expenses associated with buying and holding shares of each Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect variable contract fees and expenses charged by the insurance company.

Shareholder Fees (fees paid directly from your investment)	Not applicable

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Portfolio	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Portfolio Operating Expenses	Fees and Expenses Waived or Reimbursed(1)	Net Portfolio Operating Expenses(2)
Equity	0.80%	None	0.36%	1.16%	0.15%	1.01%
Balanced	0.80%	None	0.31%	1.11%	0.11%	1.00%
Small Cap	0.80%	None	0.13%	0.93%	0.00%	0.93%
Mid Cap	0.80%	None	0.23%	1.03%	0.02%	1.01%
Global Equity	0.80%	None	0.92%	1.72%	0.46%	1.26%
Renaissance	0.80%	None	0.29%	1.09%	0.07%	1.02%
Managed	0.80%	None	0.15%	0.95%	0.00%	0.95%
Dividend Value	0.80%	None	1.36%	2.16%	1.03%	1.13%

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(1)

OpCap Advisors has contractually agreed to reduce total annual portfolio operating expenses of each Portfolio (except Global Equity) to the extent they would exceed 1.00% (net of any expenses offset by earnings credits from the custodian bank) of the Portfolio’s average daily net assets and 1.25% (net of any expense offset by earnings credits from the custodian bank) of the Global Equity Portfolio’s average daily net assets. This reduction of annual portfolio operating expenses is guaranteed by OpCap Advisors through December 31, 2017.

(2)	Net portfolio operating expenses do not reflect a reduction of custody expenses offset by custody credits earned on cash balances at the custodian bank.

The Examples are intended to help you compare the cost of investing in shares of a Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in shares of a Portfolio for the time periods indicated. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The results apply whether or not you redeem your investment at the end of the given period. These Examples do not take into account the fees and expenses imposed by insurance companies through which your investment in a Portfolio may be made. If expenses at the variable contract level were included, fees would be higher.

Portfolio	1 Year	3 Years	5 Years	10 Years
Equity	$103	$322	$558	$1,236
Small Cap	$95	$296	$515	$1,143
Mid Cap	$103	$322	$558	$1,236
Global Equity	$128	$400	$692	$1,523
Renaissance	$104	$325	$563	$1,248
Managed	$97	$303	$525	$1,166
Balanced	$102	$318	$552	$1,225
Dividend Value	$115	$359	$622	$1,375

PRINCIPAL INVESTMENT STRATEGIES

Equity Portfolio

Q	What is the Portfolio’s investment objective?
A	Long term capital appreciation through investment in a diversified portfolio of equity securities selected on the basis of a value approach to investing.
Q	What is the Portfolio’s investment program?
A

Under normal conditions, the Equity Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies that Oppenheimer Capital believes are undervalued in the marketplace. Under normal conditions, the Portfolio will invest in equity securities listed on the New York Stock Exchange and on other U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets.

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Q	What are the potential rewards of investing in the Portfolio?
A

Common stocks and other equity securities offer a way to invest for long term growth of capital. Equity investors should have a long term investment horizon and should be prepared for the ups and downs of the stock markets.

Q	What are the risks of investing in the Portfolio?
A

Among the principal risks of investing in the Portfolio are Market Risk, Issuer Risk, Value Securities Risk, Liquidity Risk, Leveraging Risk, Credit Risk and Management Risk. Please see “Summary of Principal Risks” for a description of these and other risks of investing in the Portfolio.

Renaissance Portfolio

Q	What is the Portfolio’s investment objective?
A	Long term capital appreciation and income.
Q	What is the Portfolio’s investment program?
A

The Portfolio seeks to achieve its investment objective by investing under normal conditions at least 65% of its assets in common stocks of companies that Oppenheimer Capital believes are trading at prices below their intrinsic values and whose business fundamentals are expected to improve. Intrinsic value refers to the value placed on a company by Oppenheimer Capital consistent with its expectation of longer term economic earnings and cash flows. Although the Portfolio typically invests in companies with market capitalizations of $1 billion to $10 billion at the time of investment, it may invest in companies in any capitalization range. To achieve income, the Portfolio invests a portion of its assets in income-producing (i.e., dividend-paying) stocks.

Q	What are the potential rewards of investing in the Portfolio?
A

Common stocks and other equity securities offer a way to invest for long term growth of capital. Opportunities for long term growth of capital arise from companies that are undervalued relative to their industry group or show strong potential for growth or experience better than anticipated earnings growth.

Q	What are the risks of investing in the Portfolio?
A

Among the principal risks of investing in the Portfolio are Market Risk, Issuer Risk, Value Securities Risk, Liquidity Risk, Leveraging Risk, Derivatives Risk, Credit Risk and Management Risk. Please see “Summary of Principal Risks” for a description of these and other risks of investing in the Portfolio.

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Mid Cap Portfolio

Q	What is the Portfolio’s investment objective?
A	Long term capital appreciation.
Q	What is the Portfolio’s investment program?
A

Under normal conditions, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations between $500 million and $10 billion at the time of purchase that Oppenheimer Capital believes are undervalued. The majority of the stocks purchased by the Portfolio will be listed on a U.S. stock exchange or traded in the U.S. over-the-counter market. The Portfolio may purchase foreign securities that are listed on a U.S. or foreign exchange or traded in the U.S. or foreign over-the-counter markets. The Portfolio also may purchase securities in initial public offerings or shortly after those offerings have been completed.

Q	What are the potential rewards of investing in the Portfolio?
A

Common stocks offer a way to invest for long term growth of capital. Mid cap companies generally are studied by fewer analysts and are held by fewer institutions than large cap companies. Since mid cap companies are less well-known than large cap companies, there may be a greater chance of them being undervalued. Opportunities for capital appreciation for mid cap companies could result from regional or product line expansion or sale of the company.

Q	What are the risks of investing in the Portfolio?

A

Among the principal risks of investing in the Portfolios are Market Risk, Issuer Risk, Value Securities Risk, Smaller Company Risk, Liquidity Risk, Leveraging Risk, Credit Risk, Initial Public Offering (IPO) Risk and Management Risk. Please see “Summary of Principal Risks” for a description of these and other risks of investing in the Portfolio.

Small Cap Portfolio

Q	What is the Portfolio’s investment objective?

A	Capital appreciation through a diversified portfolio consisting primarily of securities of smaller market capitalization companies at the time of purchase.
Q	What is the Portfolio’s investment program?
A

Under normal conditions, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations under $2.2 billion at the time of purchase that Oppenheimer Capital believes are undervalued in the marketplace. The portfolio manager employs a fundamental, bottom-up process with an emphasis on

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companies with strong management teams, competitive advantages, and which generate high returns on assets and free cash flow. The Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in the U.S. or foreign over-the-counter markets. The Portfolio also may purchase securities in initial public offerings or shortly after those offerings have been completed.

Q	What are the potential rewards of investing in the Portfolio?
A

Common stocks offer a way to invest for long term growth of capital. Opportunities for value creation for small cap companies come from product expansion or product improvement, industry transition, new management or sale of the company. Small cap companies are followed by fewer analysts than are large and mid cap companies. If additional analysts were to initiate coverage on a particular small cap stock, investor demand for the stock may increase, which could result in capital appreciation.

Q	What are the risks of investing in the Portfolio?

A

Among the principal risks of investing in the Portfolio are Market Risk, Issuer Risk, Value Securities Risk, Smaller Company Risk, Liquidity Risk, Leveraging Risk, Credit Risk, Initial Public Offering (IPO) Risk and Management Risk. Please see “Summary of Principal Risks” for a description of these and other risks of investing in the Portfolio.

Global Equity Portfolio

Q	What is the Portfolio’s investment objective?
A	Long term capital appreciation through pursuit of a global investment strategy primarily involving equity securities.
Q	What is the Portfolio’s investment program?
A

Under normal conditions, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies located throughout the world which Oppenheimer Capital believes are undervalued in the marketplace. The Portfolio may invest up to 5% of its total assets in fixed income securities that are below investment grade.

Q	What are the potential rewards of investing in the Portfolio?
A	Foreign securities provide additional investment opportunities and diversification. U.S. stocks represent less than half of the world’s stock market capitalization.
Q	What are the risks of investing in the Portfolio?
A

Among the principal risks of investing in the Portfolio are Market Risk, Issuer Risk, Value Securities Risk, Foreign (non-U.S.) Investment Risk, Emerging Markets Risk, Liquidity Risk, Leveraging Risk, Credit Risk, High-Yield Risk and Management Risk. Please see “Summary of Principal Risks” for a description of these and other risks of investing in the Portfolio.

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Managed Portfolio

Q	What is the Portfolio’s investment objective?
A

Growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on Oppenheimer Capital’s and PIMCO’s assessments of the relative outlook for such investments.

Q	What is the Portfolio’s investment program?

A

The Portfolio seeks to meet its objective by investing in common stocks, bonds, derivative instruments  and cash equivalents in varying percentages based on Oppenheimer Capital’s and PIMCO’s view of relative values. The Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in the U.S. or foreign over-the-counter markets. The Portfolio may purchase securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities (collectively, “Fixed Income Instruments”), and derivatives (for example, futures, options, swaps) based on Fixed Income Instruments. With respect to the Fixed Income Instruments held by the Portfolio, up to 30% of the portion advised by PIMCO may be invested in securities denominated in currencies other than the U.S. dollar. This limitation does not apply to U.S. dollar-denominated securities of non U.S. issuers. The foreign currency exposure of the PIMCO-advised portion of the Portfolio is limited to 5% of these assets and includes direct holdings in foreign currency and any unhedged positions in securities denominated in currencies other than the U.S. dollar. In addition, the Portfolio may also invest up to 10% of the portion advised by PIMCO in securities issued by entities, such as trusts, whose underlying assets are municipal bonds, including, without limitation, residual interest bonds (“RIBs”). See description of municipal bonds and RIBs in “Summary of Principal Risks” herein. The Portfolio can invest up to 100% of its assets in debt securities but will only do so if in the judgment of Oppenheimer Capital equity securities are not an attractive investment.

Q	What are the potential rewards of investing in the Portfolio?
A	The Portfolio normally invests mainly in equity securities. Common stocks offer a way to invest for long term growth of capital.
Q	What are the risks of investing in the Portfolio?

A

Among the principal risks of investing in the Portfolio are Market Risk, Issuer Risk, Value Securities Risk, Liquidity Risk, Leveraging Risk, Credit Risk, High Yield Risk, Asset Allocation Risk, Derivatives Risk, Emerging Markets Risk, Fixed Income Risk, Mortgage Risk, Currency Risk,

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Management Risk and Foreign (non U.S.) Investment Risk. Please see “Summary of Principal Risks” for a description of these and other risks of investing in the Portfolio.

Balanced Portfolio

Q	What is the Portfolio’s investment objective?
A	Growth of capital and investment income.
Q	What is the Portfolio’s investment program?
A

The Portfolio invests in equity and debt securities that Oppenheimer Capital believes are undervalued. Generally, the Portfolio will invest at least 25% of its total assets in equity securities and at least 25% of its total assets in debt securities. The Portfolio seeks debt securities that offer investment income and the potential for capital appreciation if interest rates decline or the issuer’s credit improves. Oppenheimer Capital seek to find convertible securities that have the potential for investment income prior to conversion and capital growth. Convertible debt securities may be classified as equity securities or as debt securities depending on the value of the conversion feature as compared to the debt feature. The Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in U.S. or foreign over-the-counter markets. The Portfolio may invest up to 25% of its total assets in debt securities rated below investment grade.

Q	What are the potential rewards of investing in the Portfolio?
A

The Portfolio’s mix of equity securities, convertible securities and debt securities may result in the Portfolio’s being less volatile than the market. The Portfolio’s ability to choose from several classes of securities may result in identification of better investment opportunities when compared with a fund that must invest primarily in only one class of securities, for example stocks or bonds, but not both.

Q	What are the risks of investing in the Portfolio?
A

Among the principal risks of investing in the Portfolio, are Market Risk, Issuer Risk, Value Securities Risk, Liquidity Risk, Leveraging Risk, Credit Risk, High Yield Risk, Asset Allocation Risk and Management Risk Please see “Summary of Principal Risks” for a description of these and other risks of investing in the Portfolio.

Dividend Value Portfolio

Q	What is the Portfolio’s investment objective?
A	The Portfolio seeks income as a primary objective and, as a secondary objective, long-term growth of capital.
Q	What is the Portfolio’s investment program?

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A

Under normal conditions, the Portfolio invests at least 80% of its net assets in equity securities. The Portfolio invests a significant portion of its assets in income-producing common stocks of companies with market capitalizations of more than $2 billion at the time of investment. The Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in U.S. or foreign over-the- counter markets, including emerging markets.

Q	What are the potential rewards of investing in the Portfolio?
A

Common stocks and other equity securities offer a way to invest for long term growth of capital. Equity investors should have a long term investment horizon and should be prepared for the ups and downs of the stock markets. While there is no guarantee against loss of value, investments in dividend-paying securities are sometimes considered to offer stability during periods of market turbulence.

Q	What are the risks of investing in the Portfolio?
A

Among the principal risks of investing in the Portfolio are Market Risk, Issuer Risk, Value Securities Risk, Liquidity Risk, Leveraging Risk, Credit Risk, Management Risk, Foreign (non-U.S.) Investment Risk, Emerging Markets Risk and Currency Risk. Please see “Summary of Principal Risks” for a description of these and other risks of investing in the Portfolio.

S UMMARY OF PRINCIPAL RISKS

The value of your investment in a Portfolio changes with the values of that Portfolio’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Portfolio as a whole are called “principal risks.” The principal risks of each Portfolio are identified in the Principal Investment Strategies and are summarized in this section. Each Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by each Portfolio can change over time. There is no guarantee that a Portfolio will be able to achieve its investment objective. It is possible to lose money on investments in each of the Portfolios.

Market Risk

The market price of a security owned by a Portfolio may go up or down, sometimes rapidly or unpredictably. Each of the Portfolios normally invests most of its assets in common stocks and/or other equity securities. A principal risk of investing in each Portfolio is that the equity securities in its portfolio will decline in value due to factors affecting the equity securities markets generally or particular industries represented in those markets. The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk	The value of a security may decline for a number of reasons that are directly related to the issuer, such as management performance, financial leverage and reduced demand for the

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issuer’s goods or services.

Value Securities Risk

The Portfolios may invest in companies that may not be expected to experience significant earnings growth, but whose securities its portfolio manager believes are selling at a price lower than their true value. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not reach the value that the portfolio manager anticipates.

Smaller Company Risk

The general risks associated with equity securities and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Companies with medium-sized market capitalizations, which are smaller and generally less seasoned than larger companies, also have substantial exposure to this risk.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Portfolio from selling such illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Derivatives Risk

Each of the Portfolios may purchase and sell derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Portfolios may sometimes use derivatives as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolios may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk. A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index.

Initial Public Offering Risk

The Portfolios that invest in initial public offerings (“IPOs”) are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for

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very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Portfolio may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Portfolio. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Portfolios to which IPO securities are allocated increases, the number of securities issued to any one Portfolio may decrease. The investment performance of a Portfolio during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Portfolio is able to do so. In addition, as a Portfolio increases in size, the impact of IPOs on the Portfolio’s performance will generally decrease.

Sector Risk

In addition to other risks, Portfolios that invest a substantial portion of their assets in related industries (or “sectors”) may have greater risk because companies in these sectors may share common characteristics and may react similarly to market, legal or regulatory developments.

Foreign (non-U.S.) Investment Risk

A Portfolio that invests in foreign securities may experience more rapid and extreme changes in value than Portfolios that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. However, if foreign securities present attractive investment opportunities, any one of the Portfolios may increase their percentage of assets in foreign securities, subject to applicable limits. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards.

Emerging Markets Risk

Foreign investment risk may be particularly high to the extent that a Portfolio invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed foreign countries.

Currency Risk

A Portfolio that invests directly in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged.

Leveraging Risk

Leverage, including borrowing, will cause the value of a Portfolio’s shares to be more volatile than if the Portfolio did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities. The Portfolios may engage in transactions that give rise to forms of leverage.

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Fixed Income Risk

To the extent that the Portfolios purchase fixed income securities such as bonds or notes, they will be subject to fixed income risk. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception, of the creditworthiness of the issuer and general market liquidity. As interest rates rise, the value of fixed income securities in a Portfolio is likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

Municipal Bonds

Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the PIMCO-advised portion of Managed Portfolio may invest include municipal lease obligations. The Managed Portfolio may also invest in securities issued by entities whose underlying assets are municipal bonds.

The PIMCO-advised portion of Managed Portfolio may invest up to 10% in residual interest bonds (“RIBs”), which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every 7 to 35 days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

Mortgage Risk

A Portfolio that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Portfolio holds mortgage-related securities it may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Portfolio because it will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk.

Credit Risk

Each of the Portfolios is subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

High Yield Risk	Portfolios that invest in high yield securities and unrated securities of similar quality

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(commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Portfolio’s ability to sell them (liquidity risk).

Asset Allocation Risk

Certain Portfolios invest in a mix of equity and fixed income securities. The portfolio managers of these Portfolios may make allocation decisions that turn out not to be as favorable as a different allocation.

Management Risk

Each Portfolio is subject to management risk because it is an actively managed investment portfolio. OpCap Advisors, the Sub-Advisers and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

I NVESTMENT POLICIES

Q	Can a Portfolio change its investment objective and investment policies?
A

Fundamental policies of a Portfolio cannot be changed without the approval of a majority of the outstanding voting shares of the Portfolio. A Portfolio’s investment objective is a fundamental policy. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. Investment policies are not fundamental and can be changed by the Fund’s Board of Trustees.

Q	Can the Portfolios use derivative instruments?
A	Yes. Each of the Portfolios may purchase and sell derivative instruments, including:

•	futures contracts
•	options on futures contracts
•	forward foreign currency contracts
•	covered calls written on individual securities
•	uncovered calls and puts
•	options on stock indices
•	swaps

The Portfolios may sometimes use derivative instruments as part of a strategy designed to reduce exposure to other risks, such as interest risk or currency risk. The Managed Portfolio may use derivative instruments to reduce exposure to other risks and also to achieve its investment objectives. The Portfolios also may use derivatives for leverage, which increases the opportunity for gain but also involves greater risk of loss.

Q	Do the Portfolios expect to engage in short-term trading?

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A	The Portfolios do not expect to engage in frequent short-term trading. The Financial Highlights tables in this prospectus show the turnover rates during prior fiscal years for the Portfolios.
Q	Can the Portfolios vary from their investment goals?
A

Under unusual market conditions or, for certain Portfolios, when a Portfolio’s sub-adviser believes market or economic conditions are adverse, it may invest up to 100% of its assets in defensive investments such as U.S. government securities and money market instruments. To the extent that a Portfolio takes a defensive position, it will not be pursuing its investment objective.

F UND MANAGEMENT

OpCap Advisors

The Board of Trustees of the Fund has hired OpCap Advisors LLC to serve as investment adviser of the Fund.

OpCap Advisors is a subsidiary of Oppenheimer Capital LLC. OpCap Advisors, which has acted as an investment adviser since 1987, serves as investment adviser and administrator to registered investment companies. OpCap Advisors has approximately $497 million of assets under management as of March 31, 2007. The principal offices are located at 1345 Avenue of the Americas, New York, New York 10105.

OpCap Advisors conducts the business affairs of the Fund. Oppenheimer Capital, NFJ and PIMCO are responsible for the day-to-day management of the Fund’s Portfolios.

Each Portfolio pays OpCap Advisors a fee in return for providing or arranging for the provision of investment advisory services. In the case of the Balanced, Equity, Global Equity, Mid Cap, Renaissance, Small Cap Portfolios and a portion of the assets of the Managed Portfolio, OpCap Advisors (and not the Fund) pays a portion of the advisory fee it receives to Oppenheimer Capital in return for its services. In the case of the Dividend Value Portfolio, OpCap Advisors pays a portion of the advisory fees it receives to NFJ in return for its services. OpCap Advisors also pays a portion of its advisory fees to PIMCO in return for the advisory services PIMCO performs for a portion of the assets of the Managed Portfolio. The Fund pays OpCap Advisors at the annual rate of 0.80% of the first $400 million of average daily net assets, 0.75% on the next $400 million of average daily net assets and 0.70% of average daily net assets in excess of $800 million with respect to each Portfolio. The Portfolios of the Fund listed below paid OpCap Advisors the following fees as a percentage of average daily net assets during the fiscal period ended December 31, 2006:

Equity Portfolio	0.80%*
Balanced Portfolio	0.80%*
Renaissance Portfolio	0.80%*
Mid Cap Portfolio	0.80%*
Small Cap Portfolio	0.80%*

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Global Equity Portfolio	0.80%*
Managed Portfolio	0.80%*
Dividend Value Portfolio	0.80%*

*Pursuant to the Investment Advisory Agreement, OpCap Advisors shall waive any amounts and reimburse the Fund such that the total operating expenses of each Portfolio (except the Global Equity Portfolio) do not exceed 1.00% (net of any expense offset) of their respective average daily net assets and such that the total operating expenses of the Global Equity Portfolio do not exceed 1.25% (net of any expense offset) of its average daily net assets. This reduction of annual portfolio operating expenses is guaranteed by OpCap Advisors through December 31, 2017. Following the fee waivers, OpCap Advisors received 0.65%, 0.69%, 0.78%, 0.73%, 0.00% and 0.34% as a percentage of average daily net assets for the Equity, Balanced, Mid Cap, Renaissance, Dividend Value and Global Equity Portfolios, respectively. OpCap Advisors did not reimburse any expenses for Small Cap and Managed Portfolios for the fiscal period ended December 31, 2006.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement between OpCap Advisors and the Fund and the portfolio management agreement between OpCap Advisors and each respective sub-adviser is available in the Funds’ most recent semi-annual report to shareholders dated ended June 30, 2006.

Oppenheimer Capital

Founded in 1969, Oppenheimer Capital has approximately $ 26.4 billion of assets under management as of March 31, 2007. Oppenheimer Capital manages assets for many of America’s largest corporations, public funds, insurance companies, union funds and endowments. The principal offices are located at 1345 Avenue of the Americas, New York, New York 10105.

PIMCO

Founded in 1971, PIMCO has approximately $648 billion of assets under management as of March 31, 2007. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and throughout the world. PIMCO has its principal offices at 840 Newport Center Drive, Newport Beach, California 92660.

NFJ

Founded in 1989, NFJ has approximately $36 billion of assets under management as of March 31, 2007. NFJ provides advisory services to mutual funds and institutional accounts. NFJ has its principal offices at 2100 Ross Avenue, Suite 700, Dallas, Texas 75201.

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Portfolio Managers

Thomas Browne, Senior Vice President and Portfolio Manager/Analyst for Oppenheimer Capital’s Small Cap Value and Small Cap Core Strategies, is the portfolio manager of the Small Cap Portfolio. Prior to joining the firm in 2003, he held portfolio management and equity analysis positions at SEB Asset Management and Palisade Capital Management. Mr. Browne holds a BBA from the University of Notre Dame and an MBA from New York University’s Stern School of Business.

Benno J. Fischer, a Managing Director and founding partner of NFJ Investment Group, is the co-portfolio manager of the Dividend Value Portfolio. Mr. Fischer has full discretion to buy or sell the Portfolio’s securities. He has over 39 years of experience in portfolio management, investment analysis and research. He received his BA degree in Economics and a JD degree from Oklahoma University, and an MBA from New York University.

Nicholas Frelinghuysen, is the lead portfolio manager of the Mid Cap Portfolio and co-portfolio manager of the Renaissance Portfolio. Mr. Frelinghuysen has been a Research Analyst for Oppenheimer Capital since 1999. He graduated from Princeton University with a BA in English and holds an MBA in Finance from the University of Pennsylvania’s Wharton School of Business.

Colin Glinsman is the portfolio manager of the Balanced Portfolio and is responsible for overseeing the Renaissance Portfolio’s portfolio management team. He joined Oppenheimer Capital in 1989. Mr. Glinsman holds a BA in Economics from Yale University and an MS in Accounting from New York University.

Louis Goldstein is co-portfolio manager of the Mid Cap Portfolio. Mr. Goldstein joined Oppenheimer Capital in 1991. He earned a BS in Finance Summa Cum Laude and an MBA in Finance with honors from the University of Pennsylvania’s Wharton School of Business.

Matthew Greenwald has been an investment professional associated with the Balanced Portfolio since December 2002. Mr. Greenwald joined Oppenheimer Capital in 1989. He holds a BA from Pennsylvania State University and an MS and an MBA from Columbia University.

William H. Gross, Managing Director, Portfolio Manager and Chief Investment Officer of PIMCO, was a founding partner of that firm in 1971. Mr. Gross has had responsibility for the day-to-day management of the fixed income portion of the Managed Portfolio since its inception. Mr. Gross has thirty-five years of investment experience and is the author of Bill Gross on Investing. He is a Chartered Financial Analyst. Mr. Gross has a bachelor’s degree from Duke University and an MBA from the UCLA Graduate School of Business.

Jeffrey S. Partenheimer is the lead portfolio manager of the Premier VIT NFJ Dividend Value Portfolio. Mr. Partenheimer has over 20 years of experience in financial analysis, portfolio management and large corporate finance. Mr. Partenheimer received his BBA (Accounting) in 1982 from the University of Texas and his MSBA (Finance) from Texas Tech University in 1985.

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David Phillips is the lead portfolio manager of the Renaissance Portfolio. Mr Phillips joined Oppenheimer Capital in 1996. He holds a BA cum laude from Princeton University’s Woodrow Wilson School and an MBA from the University of Pennsylvania’s Wharton School of Business.

Robert K. Urquhart, is a Managing Director and the portfolio manager of the Equity Portfolio and the co-portfolio manager of the Managed Portfolio, focusing on the equity portion of that Portfolio. Mr. Urquhart joined Oppenheimer Capital in 1999. Mr. Urquhart has a BS from the University of Colorado and an MBA from Harvard Graduate School of Business Administration.

Miles Wixon, Chartered Financial Analyst, has been portfolio manager of the Global Equity Portfolio since January 2007. Prior to joining the firm in 2006, Mr. Wixon was a senior portfolio manager and analyst at Rockefeller & Co., where he co-managed global, international and US equity strategies, and covered the global financial services sector. He also previously covered the Japanese financial sector as a Tokyo-based analyst for Nikko Salomon Smith Barney. Mr. Wixon holds a Master of International Affairs degree from Columbia University and a Bachelor of Arts degree with honors from the University of Wisconsin-Madison.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed and ownership of securities in the Portfolios.

Regulatory and Litigation Matters

In June and September 2004, certain affiliates of OpCap Advisors (the “Affiliates”) including Allianz Global Investors Distributors LLC and Allianz Global Investors of America L.P. (“AGI”), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (the “SEC”), the New Jersey Attorney General and the California Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which one of the Affiliates serves as investment adviser. Two settlements (with the SEC and New Jersey) related to an alleged “market timing” arrangement in certain open-end funds sub-advised by another of the Affiliates. Two settlements (with the SEC and California) related to the alleged use of cash and fund portfolio commissions to finance “shelf-space” arrangements with broker-dealers for open-end funds. The Affiliates agreed to pay a total of $68 million to settle the claims related to market timing and $20.6 million to settle the claims related to shelf space. In addition to monetary payments, the settling parties also agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, brokerage commissions, revenue sharing and shelf-space arrangements, and consented to cease and desist orders and censures. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

Since February 2004, certain of the Affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing” and “revenue sharing/shelf-space/directed brokerage,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the United States District Court for the District of Maryland, and the revenue sharing/shelf-space/directed brokerage lawsuits have been consolidated in the United States District Court for the District of Connecticut. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Affiliates or related injunctions.

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The Affiliates believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory or distribution activities relating to the Fund.

The foregoing speaks only as of the date of this Prospectus.

S HARE PRICE

The Fund calculates each Portfolio’s share price, called its net asset value, on each business day that the New York Stock Exchange is open after the close of regular trading (generally 4:00 p.m. Eastern Standard Time, the “NYSE Close”). Net asset value per share is computed by adding up the total value of a Portfolio’s investments and other assets, subtracting its liabilities and then dividing by the number of shares outstanding.

Net Asset Value =	Total Portfolio Investments + Other Assets – Liabilities
Number of Portfolio Shares Outstanding

The Fund generally uses the market prices of securities to value a Portfolio’s investments unless securities do not have readily available market quotations or are short-term debt securities. When the Fund uses a fair value to price a security that does not have a readily available market price, the Fund reviews the pricing method with the Fund’s Board of Trustees. The Fund prices short-term investments that mature in less than 60 days using amortized cost or amortized value. Foreign securities may trade on days when the Portfolios do not price their shares so the value of foreign securities owned by a Portfolio may change on days when shareholders will not be able to buy or sell shares of a Portfolio. If an event occurs after the the close of a foreign market but before the NYSE Close that the Fund believes has a significant impact on the value of a security traded on that market, then the Fund may value the security at what it believes to be fair value according to methods approved by the Board of Trustees.

D IVIDENDS, DISTRIBUTIONS AND TAXES

This discussion concerns distributions to the Portfolios’ shareholders, which are variable accounts of insurance companies and qualified pension and retirement plans. You should read the prospectus for the variable account for information about distributions and federal tax treatment for contract owners of variable products.

For each Portfolio, dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually. The Portfolios record dividends and distributions to shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent dividends are permanent in nature, such amounts are reclassified within capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-

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capital in excess of par.

The Portfolios intend to qualify as regulated investment companies annually and to elect to be treated as a regulated investment company for federal income tax purposes. As such, each Portfolio generally will not pay federal income tax on the income and gains it pays as dividends to shareholders. In order to avoid a 4% federal excise tax, each Portfolio intends to distribute each year substantially all of its net income and gains.

Each Portfolio intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, each Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer.

If a Portfolio fails to meet the diversification requirement under Section 817(h) of the Internal Revenue Code, income with respect to variable accounts invested in the Portfolios at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the variable account and income for prior periods with respect to such accounts also could be taxable, most likely in the year of the failure to achieve diversification. Other adverse tax consequences could also ensue. You should read the prospectus for the variable account for information about distributions and federal tax treatment for contract owners of variable products.

The Board of Trustees monitors the Fund for material, irreconcilable conflicts of interest that could develop among different types of variable contracts or contracts issued by different insurance companies participating in the Portfolios. Conflicts could develop for a variety of reasons. For example, differences in the tax treatment of separate accounts or of the separate account’s related contracts, or the failure by an insurance company separate account or its related contracts to meet the requirements of other laws, could cause a conflict. In such cases, the variable annuity or variable life insurance contracts owned by other policyholders, but funded through either the same or different separate accounts, could lose the benefit of tax-deferral on cash value growth, unless the insurance company responsible for the conflict was to undertake certain remedial actions and the Internal Revenue Service consented to such actions. To eliminate any such conflict, the Board of Trustees may, among other things, require a separate account to withdraw its participation in a Portfolio.

I NVESTING IN THE FUND

An investor should invest in the Fund for long-term investment purposes only. The Fund is designed for use with certain variable annuity and insurance contracts. Because shares of the Portfolios are held by insurance company separate accounts, you will need to follow the instructions provided by your insurance company for matters involving allocations of your investment to the Portfolios.

Under certain circumstances, the Fund and the Portfolios reserve the right to:

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•	suspend the offering of Portfolio shares
•	reject any exchange or investment order
•	satisfy an order to sell fund shares with securities rather than cash, for certain very large orders
•	change, suspend or revoke the exchange privilege
•	suspend or postpone the redemption of shares on days when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the SEC

Administrative Service Fees Paid to Insurance Company Sponsors

OpCap Advisors may make certain administrative services payments (the “Administrative Payments”) to the insurance companies that sponsor separate accounts that invest in the Portfolios (the “Insurance Company Sponsors”). The Administrative Payments are made from OpCap Advisors’ own resources, including its bona fide profits, and not from Portfolio assets. In deciding to enter into these administrative service agreements, OpCap Advisors considers various factors, including, but not limited to, services required by a Portfolio and OpCap Advisors’ ability to provide them on the one hand, and an Insurance Company Sponsor’s ability to provide them on the other, name recognition and reputation of the Insurance Company Sponsor and its products, product design and competition. These payments will benefit the Insurance Company Sponsor, their affiliates, and/or the selling firms that distribute the contract under which the Portfolios are available through separate accounts (the “Contracts”). The amount of the Administrative Payments may differ among Insurance Company Sponsors and currently range up to 0.35% of the average daily net assets invested in a Portfolio through the Contracts. Depending on the amount of average daily net assets invested in a particular Portfolio, the Administrative Payments may be significant. The Insurance Company Sponsors or their affiliates may provide services and incur expenses in exchange for these payments, including but not necessarily limited to, mailing of shareholder reports, notices and proxy statements to contract holders, preparation of reports to the Fund’s Board of Trustees, as requested, printing and mailing of Portfolio prospectuses, telephonic support for contract holders, sub-accounting, and other usual administrative services provided to contract holders. While the Administrative Payments are not intended to compensate the Insurance Company Sponsors for selling shares of a Portfolio, Insurance Company Sponsors and their brokers or other agents could be influenced by the Administrative Payments in making asset allocation decisions, particularly if the Administrative Payments are greater than the payments made by other investment advisers to funds available under a Contract. Neither the Fund nor OpCap Advisors has any direct information about the amounts paid by other investment advisers to Insurance Company Sponsors for administrative services or otherwise. Contract holders may wish to inquire with their Insurance Company Sponsor about these payments before deciding on an asset allocation recommendation.

M ARKET TIMING POLICY

Frequent, short term trading in shares of a Portfolio could be harmful to that Portfolio and its shareholders because such trading increases transaction costs and may interfere with the efficient management of a Portfolio’s investments. For example, depending upon various factors such as the size of the Portfolio and the amount of its assets maintained in cash, short term or excessive trading by Portfolio shareholders may interfere with the efficient management of the Portfolio’s investments, increase transaction costs and taxes, and may harm the performance of the Portfolio. Short term or excessive trading may cause a Portfolio to retain more cash than the portfolio manager would normally retain in order to meet

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unanticipated redemptions or may force the Portfolio to sell securities at disadvantageous times to raise cash needed to meet those redemptions. Accordingly, the Fund’s Board of Trustees has adopted policies and procedures reasonably designed to detect and prevent short term trading activity that is harmful to the Fund, its Portfolios or their shareholders. Each Portfolio will reject purchase orders from market timers or other investors if Allianz Global Investors Distributors LLC (the “Distributor”), the Fund’s distributor, in its discretion has determined that such orders are short term or excessive, and will be disruptive to the Portfolio. For these purposes, the Distributor considers an investor’s trading history in all of the Fund’s Portfolios and accounts under common ownership or control.

As mandated by the 1940 Act, the Distributor has entered into agreements with the insurance company issuers of the variable annuity contracts and variable insurance policies that invest in the Portfolios pursuant to which such insurance companies undertake to use reasonable efforts to assist the Fund and Distributor to detect, prevent and report market timing or excessive short term trading.

The Fund’s policy against short term, harmful trading also entails the use of “fair value” pricing of the securities within a Portfolio, when the Fund’s valuation policy and procedures call for a particular security to be fair valued. To the extent that there is a delay between a change in the value of a Portfolio’s holdings, and the time when that change is reflected in the net asset value of the Portfolio’s shares, the Portfolio is exposed to the risk that a shareholder may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of fair value pricing of a Portfolio’s securities. See “Share Price” above for more information.

P ORTFOLIO HOLDINGS POLICY

The Fund’s policies and procedures with respect to the disclosure of the Portfolios’ portfolio securities are available in the Fund’s Statement of Additional Information. In sum, on or about the first day of each month, OpCap Advisors will post each Portfolio’s complete schedule of portfolio holdings information on its website at www.allianzinvestors.com, current as of the month end prior to the immediately preceding month. This information will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the Securities and Exchange Commission for the period that includes the date as of which the website information is current. The Fund’s policies with respect to the disclosure of portfolio holdings are subject to change without advance notice.

F INANCIAL HIGHLIGHTS

The financial highlights tables are intended to help a shareholder understand the Portfolios’ financial performance. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The information in the financial highlights tables below have been derived from the financial statements audited by PricewaterhouseCoopers LLP,

30

the Fund’s independent registered public accounting firm, whose report, along with the corresponding Portfolios’ financial statements, is incorporated by reference in the Fund’s Statement of Additional Information, which is available upon request.

31

Premier VIT

OpCap Balanced Portfolio

FINANCIAL HIGHLIGHTS

For a share of beneficial Interest outstanding throughout each year:

	Year ended December 31,
	2006	2005	2004*	2003*	2002*
Net asset value, beginning of year	$10.62	$10.86	$10.25	$8.02	$9.95
Investment Operations:
Net investment income	0.15	0.09	0.04	0.04	0.14
Net realized and unrealized gain (loss) on investments	0.96	0.20	1.03	2.30	(1.96)
Total from investment operations	1.11	0.29	1.07	2.34	$(1.82)
Dividends and Distributions to Shareholders from:
Net investment income	(0.09)	(0.03)	(0.01)	(0.11)	(0.07)
Net realized income	(0.30)	(0.50)	(0.45)	—	(0.04)
Total dividends and distributions to shareholders	(0.39)	(0.53)	(0.46)	(0.11)	(0.11)
Net asset value, end of year	$11.34	$10.62	$10.86	$10.25	$8.02
Total Return (1)	10.80%	2.74%	10.80%	29.22%	(18.30)%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$29,677	$29,240	$30,120	$28,281	$14,136
Ratio of expenses to average net assets (2)(3)	1.00%	1.00%	1.04%	1.10%	1.10%
Ratio of net investment income to average net assets (2)	1.33%	0.82%	0.43%	0.97%	2.00%
Portfolio Turnover	105%	89%	146%	139%	90%

______________

*

The financial information for the fiscal periods prior to April 30, 2004 reflects the financial information for the LSA Balanced Fund which was reorganized into OpCap Balanced Fund as of the close of business on April 30, 2004.

(1)	Assumes reinvestment of all dividends and distributions.
(2)

During the fiscal years indicated above, the Investment Adviser waived a portion or all of its fee and assumed or reimbursed a portion of the Portfolio’s expenses. If such waivers and assumptions/reimbursement had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.11% and 1.22%, respectively, for the year ended December 31, 2006; 1.31% and 0.51%, respectively, for the year ended December 31, 2005; 1.4l% and 0.06%, respectively, for the year ended December 31, 2004; 2.06% and 0.01%, respectively, for the year ended December 31, 2003; 2.53% and 0.57%, respectively, for the year ended December 31, 2002.

(3)	Inclusive of custody expenses offset by credits earned on cash balances at the custodian bank (see (1)(H) in Notes to Financial Statements).

32

PremierVIT

OpCap Renaissance Portfolio

FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding through each period:

	Year Ended December 31,				For the period July 10, 2002* through December 31,
	2006	2005	2004	2003	2002
Net asset value, beginning of period	$13.85	$15.25	$13.65	$8.79	$10.00
Investment Operations:
Net investment income (loss)	0.10	0.03	(0.02)	0.00 **	0.00	**
Net realized and unrealized gain (loss) on investments	1.47	(0.73)	2.29	4.97	(1.21)
Total from investment operations	1.57	(0.70)	2.27	4.97	(1.21)
Dividends and Distributions to Shareholders from:
Net investment income	(0.03)	—	—	0.00 **	—
Net realized gains	—	(0.70)	(0.67)	(0.11)	—
Total dividends and distributions to shareholders	(0.03)	(0.70)	(0.67)	(0.11)	—
Net asset value, end of period	$15.39	$13.85	$15.25	$13.65	$8.79
Total Return (1)	11.37%	(4.53)%	16.68%	56.53%	(12.10)%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$35,025	$34,839	$39,569	$12,521	$900
Ratio of expenses to average net assets (2)(3)	1.02%	1.13%	1.14%	1.08%	1.06	%(4)
Ratio of net investment income to average net assets (3)	0.73%	0.20%	(0.14)%	0.04%	0.10	%(4)
Portfolio Turnover	1 10%	150%	88%	45%	36%

______________

*	Commencement of operations.
**	Less than $0.005.
(1)	Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.
(2)	Inclusive of custody expenses offset by credits earned on cash balances at the custodian bank (See (1)(H) in Notes to Financial Statements).
(3)

During the fiscal periods indicated above, the Investment Adviser waived a portion or all of its fee and assumed a portion of the Portfolio’s expenses. If such waivers and assumptions had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income (loss) would have been 1.09% and 0.66%, respectively, for the year ended December 31 , 2006; 1.15% and 0.18%, respectively, for the year ended December 31, 2005; 1.17% and (0.18)%, respectively, for the year ended December 31, 2004; 1.71% and (0.59)%, respectively for the year ended December 31, 2003; and 4.87% (annualized) and (3.71)% (annualized), respectively, for the period July 10, 2002 (commencement of operations) through December 31, 2002.

(4)	Annualized.

33

Premier VIT

OpCap Global Equity Portfolio

FINANCIAL HIGHLIGHTS

For a share of beneficial Interest outstanding throughout each year:

	Year ended December 31,
	2006		2005		2004	2003		2002
Net asset value, beginning of year	$16.78		$15.73		$14.05	$10.76		$13.09
Income (loss) from Investment Operations:
Net investment income	0.20		0.18		0.05	0.09		0.13
Net realized and change in unrealized gain (loss) on investments and foreign currency transactions	3.05		0.92		1.70	3.28		(2.40)
Total income (loss) from investment operations	3.25		1.10		1.75	3.37		(2.27)
Dividends and Distributions to Shareholders from:
Net investment income	(0.15)		(0.05)		(0.07)	(0.08)		(0.06)
Net realized gains	(1.73)		—		—	—		—
Total dividends and distributions to shareholders	(1.88)		(0.05)		(0.07)	(0.08)		(0.06)
Net asset value, end of year	$18.15		$16.78		$15.73	$14.05		$10.76
Total Return (1)	21.06%		7.03%		12.53%	31.55%		(17.41)%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$11,969		$18,990		$27,375	$26,102		$22,355
Ratio of expenses to average net assets (2)	1.26	%(3)	1.27	%(3)	1.26%	1.26	%(3)	1.15%
Ratio of net investment income to average net assets	0.96	%(3)	0.84	%(3)	0.41%	0.75	%(3)	0.72%
Portfolio Turnover	93%		79%		98%	152%		70%

______________

(1)	Assumes reinvestment of all dividends and distributions.
(2)	Inclusive of custody expenses offset by credits earned on cash balances at the custodian bank (See 1 (I) in Notes to Financial Statements).
(3)

During the fiscal periods indicated above, the Investment Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's expenses. If such waivers and assumptions had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been 1.72% and 0.50% , respectively, for the year ended December 31, 2006; 1.31% and 0.80%, respectively, for the year ended December 31, 2005; 1.27% and 0.73%, respectively, for the year ended December 31, 2003.

34

Premier VIT

OpCap Managed Portfolio

FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year:

	Year ended December 31,
	2006	2005	2004	2003	2002
Net asset value, beginning of year	$43.08	$42.73	$39.13	$32.77	$40.15
Investment Operations:
Net investment income	0.81	0.65	0.48	0.56	0.64
Net realized and change in unrealized gain (loss) on investments, options written, swaps, futures and foreign currency transactions	2.96	1.55	3.70	6.42	(7.32)
Total from investment operations	3.77	2.20	4.18	6.98	(6.68)
Dividends and Distributions to Shareholders from:
Net investment income	(0.75)	(0.50)	(0.58)	(0.62)	(0.70)
Net realized gains	(4.62)	(1.35)	—	—	—
Total dividends and distributions to shareholders	(5.37)	(1.85)	(0.58)	(0.62)	(0.70)
Net asset value, end of year	$41.48	$43.08	$42.73	$39.13	$32.77
Total Return (1)	9.65%	5.28%	10.77%	21.75%	(16.88)%
Ratio/Supplemental data:
Net assets, end of year (000’s)	$258,188	$329,661	$381,054	$413,796	$392,705
Ratio of expenses to average net assets (2)	0.95%	0.91%	0.92%	0.93%	0.88%
Ratio of net investment income to average net assets	1.75%	1.41%	1.09%	1.49%	1.57%
Portfolio Turnover	151%	171%	111%	215%	159%

______________

(1)	Assumes reinvestment of all dividends and distributions.
(2)	Inclusive of custody expenses offset by credits earned on cash balances at the custodian bank (See (1)(N) in Notes to Financial Statements).

35

Premier VIT

OpCap Mid Cap Portfolio

FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year:

	Year ended December 31,
	2006	2005	2004	2003	2002
Net asset value, beginning of year	$15.93	$14.29	$14.27	$12.13	$13.46
Investment Operations:
Net investment income (loss)	0.03	(0.05)	(0.07)	0.00 *	0.00 *
Net realized and change in unrealized gain (loss) on investments and foreign currency transactions	1.89	2.29	2.78	3.84	(0.96)
Total from investment operations	1.92	2.24	2.71	3. 84	(0.96)
Dividends and Distributions to Shareholders from:
Net investment income	—	—	(0.02)	—	—
Net realized gains	(2.27)	(0.60)	(2.67)	(1.70)	(0.37)
Total dividends and distributions to shareholders	(2.27)	(0.60)	(2.69)	(1.70)	(0.37)
Net asset value, end of year	$15.58	$15.93	$14.29	$14.27	$12.13
Total Return (1)	13.06%	16.18%	19.34%	32.42%	(7.07)%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$69,146	$9,949	$9,861	$11,635	$10,427
Ratio of expenses to average net assets (2)(3)	1.01%	1.07%	1.03%	1.02%	1.00%
Ratio of net investment income (loss) to average net assets (3)	0.31%	(0.32)%	(0.47)%	0.03%	0.00%**
Portfolio Turnover	100%	66%	60%	81%	93%

______________

*	Less than $0.005 per share
**	Less than 0.005%
(1)	Assumes reinvestment of all dividends and distributions.
(2)	Inclusive of custody expenses offset by credits earned on cash balances at the custodian bank (See (1)(H) in Notes to Financial Statements).
(3)

During the fiscal periods indicated above, the Investment Adviser waived a portion or all of its fees and assumed a portion of the Portfolio’s expenses. If such waivers and assumptions had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been 1.03% and 0.29%, respectively for the year ended December 31, 2006; 1.54% and (0.79)% respectively for the year ended December 31, 2005; 1.30% and (0.74)%, respectively for the year ended December 31, 2004; 1.26% and (0.22)%, respectively for the year ended December 31, 2003 and 1.17% and (0.17)%, respectively for the year ended December 31, 2002.

36

Premier VIT

OpCap Small Cap Portfolio

FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year:

	Year ended December 31,
	2006	2005	2004	2003	2002
Net asset value, beginning of year	$31.28	$36.15	$30.68	$21.52	$32.26
Investment Operations:
Net investment income (loss)	(0.03)	(0.12)	(0.11)	0.05	0.03
Net realized and change in unrealized gain (loss) on investments	7.36	(0.13)	5.59	9.12	(6.18)
Total income (loss) from investment operations	7.33	(0.25)	5.48	9.17	(6.15)
Dividends and Distributions to Shareholders from:
Net investment income	—	—	(0.01)	(0.01)	(0.02)
Net realized gains	(1.87)	(4.62)	—	—	(4.57)
Total dividends and distributions to shareholders	(1.87)	(4.62)	(0.01)	(0.01)	(4.59)
Net asset value, end of year	$36.74	$31.28	$36.15	$30.68	$21.52
Total Return (1)	24.08%	0.06%	17.88%	42.65%	(21.64)%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$175,201	$190,145	$275,319	$248,950	$174,593
Ratio of expenses to average net assets (2)	0.93%	0.92%	0.91%	0.93%	0.91%
Ratio of net investment income (loss) to average net assets	(0.06)%	(0.32)%	(0.30)%	0.23%	0.12%
Portfolio Turnover	99%	94%	102%	136%	147%

______________

(1)	Assumes reinvestment of all dividends and distributions.
(2)	Inclusive of custody expenses offset by credits earned on cash balances at the custodian bank (See 1G in Notes to Financial Statements).

37

Premier VIT

OpCap Equity Portfolio

FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year:

	Year ended December 31,
	2006		2005		2004		2003	2002
Net asset value, beginning of year	$38.38		$36.00		$32.46		$25.63	$33.12
Investment Operations:
Net investment income	0.22		0.16		0.15		0.31	0.36
Net realized and change in unrealized gain (loss) on investments	5.35		2.37		3.70		6.89	(7.38)
Total from investment operations	5.57		2.53		3.85		7.20	(7.02)
Dividends and Distributions to Shareholders from:
Net investment income	(0.18)		(0.15)		(0.31)		(0.37)	(0.25)
Net realized gains	(2.29)		—		—		—	(0.22)
Total dividends and distributions to shareholders	(2.47)		(0.15)		(0.31)		(0.37)	(0.47)
Net asset value, end of year	$41.48		$38.38		$36.00		$32.46	$25.63
Total Return (1)	15.28%		7.04%		11.93%		28.57%	(21.41)%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$20,185		$28,810		$39,388		$40,041	$35,915
Ratio of expenses to average net assets (2)	1.01	%(3)	l.02	%(3)	1.01	%(3)	1.00%	0.96%
Ratio of net investment income to average net assets	.50	%(3)	0.35	%(3)	0.41	%(3)	1.02%	0.89%
Portfolio Turnover	63%		92%		144%		7%	21%

______________

(1)	Assumes reinvestment of all dividends and distributions.
(2)	Inclusive of custody expenses offset by credits earned on cash balances at the custodian bank (See (1)(G) in Notes to Financial Statements).
(3)

During the fiscal years indicated above, the Investment Adviser waived a portion of its fee. If such waiver had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.16% and .35%, respectively for the year ended December 31, 2006; 1.05% and 0.32%, respectively for the year ended December 31, 2005; and 1.03% and 0.39%, respectively for the year ended December 31, 2004.

38

Premier VIT

NFJ Dividend Value Portfolio

FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period:

	Year Ended December 31,			For the Period July 1, 2003* through December 31,
	2006	2005	2004	2003
Net asset value, beginning of period	$12.28	$12.37	$11.68	$10.00
Investment Operations:
Net investment income	0.31	0.32	0.29	015
Net realized and change in unrealized gain on investments	2.68	1.16	1.39	1.74
Total from investment operations	2.99	1.48	1.68	1.89
Dividends and Distributions to Shareholders from:
Net investment income	(0.32)	(0.33)	(0.30)	(0.15)
Net realized gains	(1.02)	(1.24)	(0.69)	(0.06)
Total dividends and distributions to shareholders	(1.34)	(1.57)	(0.99)	(0.21)
Net asset value, end of period	$13.93	$12.28	$12.37	$11.68
Total Return (1)	24.72%	12.28%	14.65%	18.87%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$1,908	$1,531	$1,363	$1,189
Ratio of expenses to average net assets (2)(3)	1.13%	1.06%	1.02%	1.20	% (4)
Ratio of net investment income to average net assets (3)	2.31%	2.51%	2.44%	2.83	% (4)
Portfolio Turnover	31%	35%	41%	27%

______________

*	Commencement of operations.
(1)	Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.
(2)	Inclusive of custody expenses offset by credits earned on cash balances at the custodian bank (See (l)(H) in Notes to Financial Statements).
(3)

During the fiscal periods indicated above, the Investment Adviser waived all of its fee and assumed a portion of the Portfolio’s expenses. If such waivers and assumptions had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 2.16% and 1.28%, respectively for the year ended December 31, 2006; 2.81% and 0.76% respectively, for the year ended December 31, 2005; 3.01% and 0.45%, respectively, for the year ended December 31, 2004; and 3.49% (annualized) and 0.55% (annualized), respectively, for the period July 1, 2003 (commencement of operations) through December 31, 2003.

(4)	Annualized.

39

For investors who want more information about the Portfolios, the following documents are available free upon request:

Annual/Semi-annual Reports: Additional information about the Portfolios’ investments is available in the Portfolios’ annual and semi-annual reports to shareholders. In each Portfolio’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Portfolios and is incorporated into this Prospectus by reference.

The SAI and the Portfolios’ annual and semi-annual reports are available without charge upon request to your insurance agent or by calling the Portfolios at 1-800-700-8258. The SAI, the Portfolios’ annual and semi-annual reports and information on the Portfolios’ portfolio holdings also are available at www.allianzinvestors.com.

You can review and copy the Portfolios’ shareholder reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

•         After paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to or calling the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. 20549-0102
Telephone: 1-202-942-8090

•         Free from the EDGAR Database on the Commission’s Internet website at http://www.sec.gov.

File # 811-08512

Premier VIT Balanced Portfolio Equity Portfolio Global Equity Portfolio Managed Portfolio Mid Cap Portfolio Renaissance Portfolio Small Cap Portfolio Dividend Value Portfolio

Statement of Additional Information

Premier VIT

OpCap Balanced Portfolio (“Balanced Portfolio”)

OpCap Equity Portfolio (“Equity Portfolio”)

OpCap Global Equity Portfolio (“Global Equity Portfolio”)

OpCap Managed Portfolio (“Managed Portfolio”)

OpCap Mid Cap Portfolio (“Mid Cap Portfolio”)

OpCap Renaissance Portfolio (“Renaissance Portfolio”)

OpCap Small Cap Portfolio (“Small Cap Portfolio”)

NFJ Dividend Value Portfolio (“Dividend Value Portfolio”)

1345 Avenue of the Americas

New York, NY 10105-4800

This Statement of Additional Information (the “Additional Statement” or “SAI”) is not a prospectus. Investors should understand that this Additional Statement should be read in conjunction with the Prospectus dated May 1, 2006 (the “Prospectus”) of Premier VIT (the “Fund”). Contractowners can obtain copies of the Prospectus by written request to the life insurance company who issued the Contract at the address delineated in the Variable Account Prospectus or by calling the life insurance company who issued the Contract at the telephone number listed in the Variable Account Prospectus.

The Fund’s most recent Annual Report to shareholders, and the financial statements appearing in the Annual Report, are incorporated by reference into this Statement of Additional Information. A copy of the Annual Report may be obtained free of charge upon request to your insurance agent or by calling the Portfolios at 1-800-700-8258.

The date of this Statement of Additional Information is May 1, 2007.

INVESTMENT OF ASSETS

In addition to the principal investment strategy of each of the eight portfolios of the Fund (“Portfolios”) discussed in the Prospectus, each Portfolio may engage in other types of investment strategies as further described in the descriptions below. Each Portfolio may invest in or utilize any of these investment strategies and instruments or engage in any of these practices except where otherwise prohibited by law or specifically by the Portfolio’s own investment restrictions. Portfolios that anticipate committing 5% or more of their net assets to a particular type of investment strategy or instrument are either detailed in the prospectus or specifically referred to in the descriptions below of such investment strategy or instrument.

Obligations Issued or Guaranteed by U.S. Government Agencies or Instrumentalities. Certain obligations issued or guaranteed by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Bank, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by the Federal National Mortgage Association (“Fannie Mae”), are supported only by the credit of the instrumentality and not by the Treasury. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.

Collateralized Mortgage Obligations (“CMOs”). In addition to securities issued by the Government National Mortgage Association (“Ginnie Mae”), Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), another type of mortgage-backed security is the CMO, which is secured by groups of individual mortgages but is similar to a conventional bond where the investor looks only to the issuer for payment of principal and interest. Although the obligations are recourse obligations to the issuer, the issuer typically has no significant assets, other than assets pledged as collateral for the obligations, and the market value of the collateral, which is sensitive to interest rate movements, and which may affect the market value of the obligations. A public market for a particular CMO may or may not develop and thus, there can be no guarantee of liquidity of an investment in such obligations. Investments will only be made in CMOs which are of high quality, as determined by the sub-advisers in accordance with procedures approved by the Board of Trustees.

Commercial Mortgage-Backed Securities (“CMBS”). Each of the Renaissance and Managed Portfolios may invest in CMBS. CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS have certain distinct characteristics. Commercial mortgage loans are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or “balloon” is due and is repaid through the attainment of an additional, loan or sale of the property. Unlike most single family residential mortgages, commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases there may be prohibitions on principal prepayments for several years following origination.

Stripped Mortgage-Backed Securities (“SMBS”). Each of the Renaissance and Managed Portfolios may invest in SMBS. SMBS are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of the other class may receive all of the principal payments. SMBS are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities. The market for SMBS is not as fully developed as other markets; SMBS therefore may be illiquid and subject to the 15% limit on illiquid investments set forth in “Investment Restrictions”.

Asset-Backed Securities (“ABS”). Each of the Renaissance and Managed Portfolios may invest in asset-backed securities. Asset-backed securities may be structured as undivided fractional ownership interests in an underlying pool of assets or as debt instruments issued by a special purpose entity organized solely for the purpose of owning these assets and issuing such debt. Examples of assets used to back asset-backed securities include motor vehicle installment sales contracts, installment loans secured by motor vehicles, receivables representing amounts owed by businesses to vendors or other trade creditors and receivables from revolving credit (credit card) agreements.

Asset-backed securities present certain risks. Some asset-backed securities may be subject to prepayment and extension risks. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Trade receivables may also be unsecured.

Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of automobile receivables may not have a proper security interest in all of the obligations backing these receivables. Therefore, it is possible that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Other types of asset-backed securities will be subject to the risks associated with the underlying assets. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying assets are not realized.

Collateralized Debt Obligations. The Portfolios may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Funds’ prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Information on Time Deposits and Variable Rate Notes. The Portfolios may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investments in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the 15% limit on illiquid investments set forth in “Investment Restrictions”.

The commercial paper obligations which the Portfolios may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit a Portfolio to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Portfolio as lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Portfolio has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Portfolio and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. The Portfolios have no limitations on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, OpCap Advisors LLC (“OpCap Advisors” or “Investment Adviser”) or if delegated to a sub-adviser, will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. The Portfolios will not invest more than 5% of their total assets in variable rate notes. Variable rate notes are subject to the Portfolios’ investment restrictions on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

Insured Bank Obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $100,000. The Portfolios may, within the limits set forth in the Prospectus, purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 per bank; if the principal amount and accrued interest together exceed $100,000, the excess principal amount and accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees determines that a readily available market exists for such obligations, a Portfolio will treat such obligations as subject to the 15% limit for illiquid investments set forth in the Prospectus for each Portfolio unless such obligations are fully payable (principal amount plus accrued interest) on demand or within seven days after demand.

Municipal Bonds. The Portfolios may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Specifically, California and New York Municipal Bonds generally are issued by or on behalf of the States of California and New York, respectively, and their political subdivisions and financing authorities, and local governments. The Municipal Bonds that are purchased may include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing tax power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues.

The PIMCO-advised portion of Managed Portfolio may invest up to 10% of these assets in residual interest bonds (‘‘RIBs’’), which are created by dividing the income stream provided by an underlying bond to create two securities, one short term and one long term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. An investment in RIBs typically will involve greater risk than an investment in a fixed rate bond. RIBs have interest rates that bear an inverse relationship to the interest rate on another security or the value of an index. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBS have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to the Portfolio when short-term interest rates rise, and increase the interest paid to the Portfolio when short-term interest rates fall. RIBs have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. The longer-term bonds can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities will generally underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, RIBs typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity.

Lower Rated Bonds. Each Portfolio (except the Renaissance and Managed Portfolios) may invest up to 5% of its assets in bonds rated below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or BBB- by Standard & Poor’s Rating Services (“S&P”), Fitch Investors Service, Inc. (“Fitch”) or Duff & Phelps, Inc. (“Duff”). These securities are commonly known as “high yield securities.” The Balanced Portfolio may invest up to 25% of its assets in high yield securities. The Managed Portfolio may invest up to 10% of its total assets in high yield securities. Securities rated less than Baa by Moody’s or BBB- by S&P are classified as non-investment grade securities (also referred to as “junk bonds”) and are considered speculative by those rating agencies. It is the Fund’s policy not to rely exclusively on ratings issued by credit rating agencies but to supplement such ratings with the Investment Adviser’s or a sub-adviser’s own independent and ongoing review of credit quality. High yield securities may be issued as a consequence of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events or by smaller or highly leveraged companies. It should be recognized that an economic downturn or increase in interest rates is likely to have a negative effect on (i) the high yield bond market, (ii) the value of high yield securities and (iii) the ability of the securities’ issuers to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. The market for high yield securities may be less liquid than the market for investment grade bonds. In periods of reduced market liquidity, high yield securities prices may become more volatile and may experience sudden and substantial price declines. Also, there may be significant disparities in the prices quoted for high yield securities by various dealers. Under such conditions, a Portfolio may find it difficult to value its high yield securities accurately. Under such conditions, a Portfolio may have to use subjective rather than objective criteria to value its high yield securities investments accurately and rely more heavily on the judgment of the Fund’s Board of Trustees. Prices for high yield securities also may be affected by legislative and regulatory developments. From time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers, mergers or leveraged buyouts. Such legislation, if enacted, may depress the prices of outstanding high yield securities.

Dollar Rolls. The Managed Portfolio may enter into dollar rolls in which the Portfolio sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sale price and the lower forward price for the future purchase (often referred to as the “drop”) as well as interest earned on the cash proceeds of the initial sale.

The Portfolio will establish a segregated account with the Fund’s custodian bank in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations in respect of dollar rolls. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase may decline below the repurchase price. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

Dollar rolls are considered borrowings by the Portfolio. Under the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), the Portfolio is required to maintain an asset coverage (including the proceeds of borrowings) of at least 300% of all borrowings.

Portfolio Securities Loans. The Fund on behalf of the Renaissance and Managed Portfolios may lend portfolio securities to unaffiliated brokers, dealers and financial institutions, provided that the borrower must deposit with the Portfolio collateral, in the form of cash, equal to at least 100% of the market value of the loaned securities, marked to market daily. While the securities are on loan, the borrower must pay the Portfolio any income accruing thereon. The borrower also compensates the Portfolio by paying a loan fee or by allowing the Portfolio to retain any income earned on the investment of the cash collateral in portfolio securities. Although investment of the collateral may increase the Portfolio’s potential return, it will also increase the Portfolio’s potential for loss.

A Portfolio normally will lend securities subject to termination by the Portfolio in the normal settlement time or by the borrower on one day’s notice. The borrower must return the securities, and the Portfolio must return the collateral, when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan is borne by the Portfolio and its shareholders, except that gains cannot be realized if the borrower defaults on its obligation to return the borrowed securities. The Portfolio may pay reasonable finders’, administrative and custodial fees in connection with a loan of securities. The Renaissance Portfolio does not currently intend to lend its portfolio securities in excess of 25% of the value of the portfolio’s total assets.

Repurchase Agreements. The Fund on behalf of a Portfolio may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which a Portfolio purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Portfolio’s purchase price, with the difference being income to the Portfolio. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. government securities with a market value of not less than 100% of the counterparty’s obligations, valued daily. Collateral is held by the Fund’s custodian for the benefit of the Portfolio.

Repurchase agreements afford a Portfolio an opportunity to earn income on temporarily available cash at low risk. If bankruptcy or insolvency proceedings are commenced with respect to the counterparty before repurchase of the security under a repurchase agreement, a Portfolio may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the Portfolio has not perfected a security interest in the security, the Portfolio may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

To minimize the risk of counterparty default, the investment adviser reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the Fund.

Reverse Repurchase Agreements. The Fund on behalf of the Renaissance and Managed Portfolios may enter into reverse repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Reverse repurchase agreements are arrangements under which a Portfolio sells securities and agrees to repurchase the securities within a specific time and at a specified price. The repurchase price is generally higher than the Portfolio’s sale price, with the difference representing the cost to the Portfolio of borrowing the cash received on the sale. Reverse repurchase agreements involve the risk that the market value of the securities which the Portfolio is obligated to repurchase may decline below the repurchase price or that the counterparty may default on its obligation to resell the securities. Reverse repurchase agreements are considered to be a form of, and are subject to the Fund’s restrictions on, borrowing.

Hedging. Each Portfolio may engage in hedging transactions such as options and futures. Information about the options and futures transactions these Portfolios may enter into is set forth below.

Financial Futures Contracts. No price is paid or received upon the purchase of a financial future. Upon entering into a futures transaction, a Portfolio will be required to deposit an initial margin payment equal to a specified percentage of the contract value. As the future is marked to market to reflect changes in its market value, subsequent payments, called variation margin, will be made to or from the futures commission merchant on a daily basis. Prior to expiration of the future, if a Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. Although financial futures by their terms call for the actual delivery or acquisition of the specified security, in most cases the obligation is fulfilled by closing out the position. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded. The Renaissance, Managed, Mid Cap, and Global Equity Portfolios may purchase and sell futures contracts that are currently traded, or may in the future be traded, on U.S. and foreign commodity exchanges on common stocks, such underlying fixed-income securities as U.S. Treasury bonds, notes, and bills and/or any foreign government fixed-income security (“interest rate” futures), on various currencies (“currency” futures) and on such indices of U.S. or foreign equity and fixed-income securities as may exist or come into being, such as the Standard & Poor’s (“S&P”) 500 Index or the Financial Times Equity Index (“index” futures). With respect to futures contracts that are not legally required to “cash settle,” a Portfolio may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contact. With respect to futures that are required to “cash settle,” however, a Portfolio is permitted to set aside or earmark liquid assets in an amount equal to the Portfolio’s daily marked to market (net) obligation, if any, (in other words, the Portfolio’s daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures, a Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full market value of the futures contract.

Information on Puts and Calls. Subject to each Portfolio’s investment restrictions, each Portfolio may write call and put options and purchase put and call options. When a Portfolio writes a call, it receives a premium and agrees to sell the callable securities to a purchaser of a corresponding call during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying securities) regardless of market price changes during the call period. If the call is exercised, the Portfolio forgoes any possible profit from an increase in market price over the exercise price. A Portfolio may, in the case of listed options, purchase calls in “closing purchase transactions” to terminate a call obligation. A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium received on the call written is more or less than the price of the call subsequently purchased. A profit may be realized if the call lapses unexercised, because the Portfolio retains the underlying security and the premium received. If, due to a lack of a market, a Portfolio could not effect a closing purchase transaction, it would have to hold the callable securities until the call lapsed or was exercised. The Fund’s Custodian, or a securities depository acting for the Custodian, will act as the Portfolio’s escrow agent, through the facilities of the Options Clearing Corporation (“OCC”) in connection with listed calls, as to the securities on which the Portfolio has written calls, or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Portfolio’s entering into a closing purchase transaction.

When a Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period (or on a certain date for OTC options) at a fixed exercise price. A Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the call price plus the transaction costs and the premium paid for the call and the call is exercised. If a call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Portfolio will lose its premium payment and the right to purchase the underlying investment.

With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Portfolio and the transacting dealer, without the intermediation of a third party such as the OCC. If a transacting dealer fails to make delivery on the securities underlying an option it has written, in accordance with the terms of that option as written, a Portfolio could lose the premium paid for the option as well as any anticipated benefit of the transaction. The Portfolios will engage in OTC option transactions only with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York. In the event that any OTC option transaction is not subject to a forward price at which the Portfolio has the absolute right to repurchase the OTC option which it has sold, the value of the OTC option purchased and of the Portfolio assets used to “cover” the OTC option will be considered “illiquid securities” and will be subject to the 15% limit on illiquid securities. The “formula” on which the forward price will be based may vary among contracts with different primary dealers, but it will be based on a multiple of the premium received by the Portfolio for writing the option plus the amount, if any, of the option’s intrinsic value, i.e., current market value of the underlying securities minus the option’s strike price.

A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period (or on a certain date for OTC options). The investment characteristics of writing a put covered by segregated liquid assets equal to the exercise price of the put are similar to those of writing a covered call. The premium received on a put written by a Portfolio represents a profit, as long as the price of the underlying investment remains above the exercise price. However, a Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Portfolio (as writer) realizes a gain in the amount of the premium. If the put is exercised, the Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Portfolio may incur a loss upon disposition, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

When writing put options, to secure its obligation to pay for the underlying security, the Fund, on behalf of a Portfolio, will maintain in a segregated account at its Custodian liquid assets with a value equal to at least the exercise price of the option. As a result, the Portfolio forgoes the opportunity of trading the segregated assets or writing calls against those assets. As long as the Portfolio’s obligation as a put writer continues, the Portfolio may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Portfolio to purchase the underlying security at the exercise price. A Portfolio has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon the earlier of the expiration of the put, or the consummation by the Portfolio of a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Portfolio has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put to it. Furthermore, effecting such a closing purchase transaction will permit the Portfolio to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Portfolio. The Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

When a Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment at a fixed exercise price to a seller of a corresponding put on the same investment during the put period if it is a listed option (or on a certain date if it is an OTC option). Buying a put on securities or futures held by it permits a Portfolio to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. In the event of a decline in the market, the Portfolio could exercise, or sell the put option at a profit that would offset some or all of its loss on the Portfolio securities. If the market price of the underlying investment is above the exercise price and as a result, the put is not exercised, the put will become worthless at its expiration date and the purchasing Portfolio will lose the premium paid and the right to sell the underlying securities; the put may, however, be sold prior to expiration (whether or not at a profit). Purchasing a put on futures or securities not held by it permits a Portfolio to protect its securities holdings against a decline in the market to the extent that the prices of the future or securities underlying the put move in a similar pattern to the prices of a portfolio’s securities.

An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. A Portfolio’s option activities may affect its turnover rate and brokerage commissions. The exercise of calls written by a Portfolio may cause the Portfolio to sell its securities to cover the call, thus increasing its turnover rate in a manner beyond the Portfolio’s control. The exercise of puts on securities or futures will increase Portfolio turnover. Although such exercise is within the Portfolio’s control, holding a put might cause a Portfolio to sell the underlying investment for reasons which would not exist in the absence of the put. A

Portfolio will pay a brokerage commission every time it purchases or sells a put or a call or purchases or sells a related investment in connection with the exercise of a put or a call.

Options on Futures. Each Portfolio may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid) to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

The Portfolios may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against an anticipated increase in securities prices.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio’s securities holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio’s losses from existing options may to some extent be reduced or increased by changes in the value of its securities.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on securities. For example, a Portfolio may purchase a put option on a futures contract to hedge the Portfolio’s holdings against the risk of a decline in securities prices.

The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Stock Index Futures and Related Options. Unlike when the Portfolio purchases or sells a security, no price is paid or received by the Portfolio upon the purchase or sale of a futures contract. Instead, the Portfolio will be required to deposit with its broker an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount. This is known as initial margin. Such initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract assuming all contractual obligations have been satisfied. In addition, because under current futures industry practice daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments, the Portfolio may be required to make additional payments during the term of the contract to its broker. Such payments would be required where during the term of a stock index futures contract purchased by the Portfolio, the price of the underlying stock index declined, thereby making the Portfolio’s position less valuable. In all instances involving the purchase of stock index futures contracts by the Portfolio resulting in a net long position, an amount of cash and cash equivalents equal to the market value of the futures contracts will be deposited in a segregated account with the Fund’s custodian, for the benefit of the Portfolio, to collateralize the position and thereby insure that the use of such futures is unleveraged. At any time prior to the expiration of the futures contract, the Portfolio may elect to close the position by taking an opposite position which will operate to terminate the Portfolio’s position in the futures contract.

There are several risks in connection with the use of stock index futures in the Portfolio as a hedging device. One risk arises because of the imperfect correlation between the price of the stock index future and the price of the securities which are the subject of the hedge. This risk of imperfect correlation increases as the composition of the Portfolio’s holdings diverges from the securities included in the applicable stock index. The price of the stock index future may move more than or less than the price of the securities being hedged. If the price of the stock index future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective, but, if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction this advantage will be partially offset by the future. If the price of the futures moves more than the price of the stock the Portfolio will experience a loss or a gain on the future which will not be completely offset by movement in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the stock index futures, the Portfolio may buy or sell stock index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the index. Conversely, the Portfolio may buy or sell fewer stock index futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the stock index. It is possible that where the Portfolio has sold futures to hedge its portfolio against a decline in the market, the market may advance and the Portfolio’s securities may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in the value of its securities. While this should occur, if at all, for a very brief period or to a very small degree, the Investment Adviser or a sub-adviser believes that over time the value of a diversified portfolio will tend to move in the same direction as the market indices upon which the futures are based. It is also possible that if the Portfolio hedges against the possibility of a decline in the market adversely affecting stocks it holds and stock prices increase instead, the Portfolio will lose part or all of the benefit of the increased value of its stock which it had hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may also have to sell securities at a time when it may be disadvantageous to do so.

Where futures are purchased to hedge against a possible increase in the price of stocks before the Portfolio is able to invest its cash (or cash equivalents) in stock (or options) in an orderly fashion, it is possible the market may decline instead. If the Portfolio then concluded to not invest in stock or options at the time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the stock index future and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the market. Such increased participation may also cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the stock index and movements in the price of stock index futures, the value of stock index futures contracts as a hedging device may be reduced.

Currently, stock index futures contracts can be purchased or sold with respect to several different stock indices, each based on a different measure of market performance. Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Portfolios intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, as with stock options, there is no assurance that a liquid secondary market or an exchange or board of trade will exist for any particular contract or at any particular time. In such event it may not be possible to close a futures position and in the event of adverse price movements, the Portfolios would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge a portfolio’s securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

In addition, if the Portfolios have insufficient cash they may at times have to sell securities to meet variation margin requirements. Such sales may have to be effected at a time when it is disadvantageous to do so.

Derivatives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund (to the extent a Portfolio may invest in derivatives) will typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Portfolio will succeed.

The Fund may enter into swap agreements with respect to interest rates and indexes of securities, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The value of some derivative instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the portfolio manager to forecast interest rates and other economic factors correctly. If the portfolio manager incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Portfolio could be exposed to the risk of loss.

The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the portfolio manager incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, the Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.

Swap Agreements. The Fund (to the extent a Portfolio is permitted to invest in swaps) may enter into interest rate, index, credit and, to the extent it may invest in foreign currency-denominated securities, currency exchange rate swap agreements and options on swap agreements (“swap options”). These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the portfolio manager in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

Whether the Fund’s use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the portfolio manager’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to the 15% limitation on illiquid securities set forth in “Investment Restrictions”. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund’s ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, a Portfolio will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Portfolio purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Portfolio writes a swap option, upon exercise of the option the Portfolio will become obligated according to the terms of the underlying agreement.

For purposes of applying the Fund’s investment policies and restrictions (as stated in the Prospectus and this Additional Statement) swap agreements are generally valued by the Fund at market value. In the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), however, the Fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Regulatory Aspects of Hedging Instruments. Transactions in options by a Portfolio are subject to limitations established (and changed from time to time) by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options which a portfolio may write or hold may be affected by options written or held by other investment companies and discretionary accounts of the Investment Adviser or a sub-adviser, including other investment companies having the same or an affiliated investment adviser. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Due to requirements under the 1940 Act, when a Portfolio sells a future, the Fund, on behalf of the Portfolio, will maintain in a segregated account or accounts with its custodian bank, cash or readily marketable short-term (maturing in one year or less) debt instruments in an amount equal to the market value of such future, less the margin deposit applicable to it.

The Commodity Futures Trading Commission (“CFTC”) recently eliminated limitations on futures trading by certain regulated entities including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment manager to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Fund, the Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (“CEA”) and, therefore, is not subject to the registration and regulatory requirements of the CEA, and therefore there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon expect as set forth in the Fund’s Prospectus or Additional Statement. There is no overall limitation on the percentage of a Portfolio’s net assets which may be subject to a hedge position.

Tax Aspects of Hedging Instruments. Each Portfolio in the Fund intends to qualify as a “regulated investment company” under the Internal Revenue Code. One of the tests for such qualification is that at least 90% of its gross income must be derived from dividends, interest and gains from the sale or other disposition of securities. In connection with the 90% test, amendments to the Internal Revenue Code specify that income from hedging options, futures and other gains derived from hedging investments in securities is qualifying income under the 90% test.

Regulated futures contracts, options on broad-based stock indices, options on stock index futures, certain other futures contracts and options thereon (collectively, “Section 1256 contracts”) held by a portfolio at the end of each taxable year may be required to be “marked-to-market” for federal income tax purposes (that is, treated as having been sold at that time at market value). Any unrealized gain or loss taxed pursuant to this rule will be added to realized gains or losses recognized on Section 1256 contracts sold by a portfolio during the year, and the resulting gain or loss will be deemed to consist of 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Portfolio may elect to exclude certain transactions from the mark-to-market rule although doing so may have the effect of increasing the relative proportion of short-term capital gain (taxable as ordinary income) and/or increasing the amount of dividends that must be distributed annually to meet income distribution requirements, currently at 98%, to avoid payment of federal excise tax.

It should also be noted that under certain circumstances, the acquisition of positions in hedging instruments may result in the elimination or suspension of the holding period for tax purposes of other assets held by a portfolio with the result that the relative proportion of short-term capital gains (taxable as ordinary income) could increase.

Possible Risk Factors in Hedging. In addition to the risks with respect to futures and options discussed in the Prospectus and above, there is a risk in selling futures that the prices of futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of a Portfolio’s securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Moreover, if the Investment Adviser’s or a sub-adviser’s investment judgment about the general direction of securities prices is incorrect, a Portfolio’s overall performance would be poorer than if it had not entered into a Hedging Transaction.

Also, when a Portfolio uses appropriate Hedging Instruments to establish a position in the market as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures or on a particular security, it is possible that the market may decline. If the Portfolio then concludes not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, it will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the securities purchased.

Investment in Foreign Securities. As described in the Prospectus, the Global Equity Portfolio will, and the Equity, Renaissance, Balanced, Mid Cap, Small Cap, Managed and Dividend Value Portfolios may purchase foreign securities provided that they are listed on a domestic or foreign securities exchange or represented by American Depositary Receipts listed on a domestic securities exchange or traded in a domestic or foreign over-the-counter market. Except for the Renaissance Portfolio, there is no limit on the amount of such foreign securities that the Portfolios might acquire. The Renaissance Portfolio may invest up to 15% of its assets in foreign securities, and the Renaissance Portfolio can invest without limit in securities of foreign issuers that are traded in U.S. markets (including American Depository Receipts).

The Portfolios will hold foreign currency in connection with the purchase or sale of securities on a foreign securities exchange. To the extent that foreign currency is so held, there may be a risk due to foreign currency exchange rate fluctuations. Such foreign currency and foreign securities will be held by the Fund’s custodian bank, or by a foreign branch of a U.S. bank, acting as subcustodian, on behalf of the Portfolio. The custodian bank will hold such foreign securities pursuant to such arrangements as are permitted by applicable foreign and domestic law and custom.

Investments in foreign companies involve certain considerations which are not typically associated with investing in domestic companies. An investment may be affected by changes in currency rates and in exchange control regulations (e.g., currency blockage). The Portfolios may bear a transaction charge in connection with the exchange of currency. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies are generally not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Most foreign stock markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. There is generally less government regulation of foreign stock exchanges, brokers, and listed companies than there is in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could adversely affect investment in securities of issuers located in those countries. Individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. If it should become necessary, the Portfolios would normally encounter greater difficulties in commencing a lawsuit against the issuer of a foreign security than it would against a United States issuer.

Investments in Emerging Markets. Emerging and developing markets abroad may offer special opportunities for investing but have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. These countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in these countries. The Investment Adviser or a sub-adviser will consider these factors when evaluating securities in these markets.

Foreign Currency Transactions. The Portfolios (except for the Global Equity and Managed Portfolio) do not intend to create exposure in foreign currency. When a Portfolio agrees to purchase or sell a security in a foreign market it will generally be obligated to pay or entitled to receive a specified amount of foreign currency and will then generally convert dollars to that currency in the case of a purchase or that currency to dollars in the case of a sale. The Portfolios intend to conduct their foreign currency exchange transactions on a spot basis (i.e., cash) at the spot rate prevailing in the foreign currency exchange market or through entering into forward foreign currency contracts (“forward contracts”) to purchase or sell foreign currencies. These Portfolios may enter into forward contracts in order to lock in the U.S. dollar amount they must pay or expect to receive for a security they have agreed to buy or sell or with respect to their positions when the Portfolios believe that a particular currency may change unfavorably compared to the U.S. dollar. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

The Fund’s custodian bank will place cash, U.S. government securities or debt securities in separate accounts of the Portfolios in an amount equal to the value of the Portfolios’ total assets committed to the consummation of any such contract in such account and if the value of the securities placed in the separate accounts decline, additional cash or securities will be placed in the accounts on a daily basis so that the value of the accounts will equal the amount of the Portfolios’ commitments with respect to such forward contracts. If, rather than cash, portfolio securities are used to secure such a forward contract, on the settlement of the forward contract for delivery by the Portfolios of a foreign currency, the Portfolios may either sell the portfolio security and make delivery of the foreign currency, or they may retain the security and terminate their contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating them to purchase, on the same settlement date, the same amount of foreign currency.

The Global Equity and Managed Portfolios may effect currency hedging transactions in foreign currency futures contracts, exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. The use of forward futures or options contracts will not eliminate fluctuations in the underlying prices of the securities which the Global Equity and Managed Portfolios own or intend to purchase or sell. They simply establish a rate of exchange for a future point in time. Additionally, while these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, their use tends to limit any potential gain which might result from the increase in value of such currency. In addition, such transactions involve costs and may result in losses.

Although each Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

Under Internal Revenue Code Section 988, special rules are provided for certain transactions in a currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, futures contracts that are not “regulated futures contracts,” and from unlisted options will be treated as ordinary income or loss under Internal Revenue Code Section 988. Also, certain foreign exchange gains or losses derived with respect to fixed-income securities are also subject to Section 988 treatment. In general, Internal Revenue Code Section 988 gains or losses will increase or decrease the amount of the Portfolio’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio’s net capital gain. Additionally, if Internal Revenue Code Section 988 losses exceed other investment company taxable income during a taxable year, the Portfolio would not be able to make any ordinary income distributions.

Foreign Custody. Rules adopted under the 1940 Act permit the Portfolios to maintain their securities and cash in the custody of certain eligible banks and securities depositories. The Portfolios’ holdings of securities of issuers located outside of the United States will be held by the Fund’s sub-custodians who will be approved by the Trustees or by the Trustees’ delegate in accordance with such Rules. The Trustees or their delegate will determine that the Portfolios’ assets will be subject to reasonable care, based on standards applicable to custodians in the relevant market, after considering all factors relevant to the safekeeping of such assets including but not limited to, the custodian’s practices, procedures and internal controls; the custodian’s general reputation; and whether the Portfolios will have jurisdiction against the custodian. However, no assurances can be given that the Trustees’ or their delegates’ appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes (including currency blockage), confiscations or any other loss of assets that would affect assets of the Portfolio will not occur, and shareholders bear the risk of losses arising from those or other similar events.

Convertible Securities. As specified in the Prospectus, certain Portfolios may invest in fixed-income securities which are convertible into common stock. Convertible securities rank senior to common stocks in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock. The value of a convertible security is a function of its “investment value” (its value as if it did not have a conversion privilege), and its “conversion value” (the security’s worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

To the extent that a convertible security’s investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security’s value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, the convertible security will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Portfolios at varying price levels above their investment values and/or their conversion values in keeping with the Portfolios’ objectives.

Foreign and Domestic Security Selection Process. The allocation of assets between U.S. and foreign markets for the Global Equity Portfolio in particular, as well as all other Portfolios which invest in foreign securities in general, will vary from time to time as deemed appropriate by the Investment Adviser or a sub-adviser. It is a dynamic process based on an on-going analysis of economic and political conditions, the growth potential of the securities markets throughout the world, currency exchange considerations and the availability of attractively priced securities within the respective markets. In all markets, security selection is designed to reduce risk through a value oriented approach in which emphasis is placed on identifying well-

managed companies which, in the case of the Global Equity Portfolio, represent exceptional values in terms of such factors as assets, earnings and growth potential.

Investing in Small and Medium Capitalization Companies. Investing in the equity securities of small and medium capitalization companies involve additional risks compared to investing in large capitalization companies. Compared to large companies, these companies may:

•	Have more limited product lines and capital resources
•	Have less established markets for their products
•	Have earnings that are more sensitive to changes in the economy, competition and technology
•	Be more dependent upon key members of management

The market value of the common stock of small and medium capitalization companies may:

•	Be more volatile, particularly in response to company announcements or industry events
•	Have less active trading markets
•	Be harder to sell at the time and prices that the adviser considers appropriate

When-Issued, Delayed Delivery and Forward Commitment Securities. The Renaissance and the Managed Portfolios may purchase or sell securities in a transaction where the payment obligation and interest rate on the securities are fixed at the time the Portfolio enters into the commitment, but interest will not accrue to the Portfolio until delivery of and payment for the securities. Securities purchased or sold in this way, alternatively referred to as “when issued,” “delayed delivery’ or ‘forward commitment” securities, may have a market value on delivery which is less than the amount paid by the Portfolio. Although the Portfolio will only make commitments to purchase securities on a forward commitment basis with the intention of actually acquiring the securities, the Portfolio may sell the securities before the settlement date if deemed advisable by the adviser. Unless the Portfolio has entered into an offsetting agreement to sell the securities purchased on a forward commitment basis, it will maintain a segregated account consisting of cash or liquid securities with a value equal to the Portfolio’s purchase commitment. The assets in this account must be adjusted daily to compensate for any decline in the value of the segregated assets.

Investment in Other Investment Companies. Each Portfolio also may purchase shares of investment companies or trusts which invest principally in securities in which the Portfolio is authorized to invest. The return on a Portfolio’s investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. A Portfolio’s investment in an investment company may require the payment of a premium above the net asset value of the investment company’s shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company’s assets. The Portfolio will invest in an investment company only if it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium. Under the 1940 Act, the Portfolios cannot invest more than 10% of their assets, respectively, in investment companies or more than 5% of their total assets, respectively, in the securities of any one investment company, nor may they own more than 3% of the outstanding voting securities of any such company, respectively, except that these limits do not apply if a Portfolio is acquiring securities of an investment company in the same group of investment companies, the Portfolio only invests in securities of other investment companies that are part of the same group, government securities and short-term paper; sales or distribution charges are charged only at one of the acquired or acquiring investment companies and the acquired company has a policy restricting it from investing in securities of other investment companies under these exceptions. To the extent a Portfolio invests in securities in bearer form it may be more difficult to recover securities in the event such securities are lost or stolen.

Passive Foreign Investment Company Income. If a Portfolio invests in an entity which is classified as a “passive foreign investment company” (“PFIC”) for U.S. tax purposes, the application of certain technical tax provisions applying to such companies could result in the imposition of federal income tax with respect to such investments at the Portfolio level which could not be eliminated by distributions to shareholders. Under the Taxpayer Relief Act of 1997, a mark-to-market regime was established that allows a regulated investment company (“RIC”) to avoid most, if not all, of the difficulties posed by the PFIC rules. In any event, it is not anticipated that any taxes on a Portfolio with respect to investments in PFIC’s would be significant.

With regard to the portion of the assets of the Managed Portfolio managed by PIMCO, for investments requiring the segregation of assets, rather than instructing the custodian to segregate assets, PIMCO earmarks segregated assets on the Fund’s records.

INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Fund as fundamental policies which cannot be changed without the vote of a majority of the outstanding voting securities of that Portfolio. Such a majority is defined as the lesser of (a) 67% or more of the shares of the Portfolio present at the meeting of shareholders of the Fund, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy or (b) more than 50% of the outstanding shares of the Portfolio. For the purposes of the following restrictions and those contained in the Prospectus: (i) all percentage limitations apply immediately after a purchase or initial investment, unless specifically stated otherwise; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from the Portfolio. Restrictions 1, 2, and 3 do not apply to U.S. government securities. Restriction 1 does not apply to the Renaissance Portfolio.

Additional Restrictions Applicable to All Portfolios, except as specifically noted above. Each Portfolio of the Fund may not:

1.

Invest more than 5 percent of the value of its total assets in the securities of any one issuer, or purchase more than 10 percent of the voting securities, or more than 10 percent of any class of security, of any issuer (for this purpose all outstanding debt securities of an issuer are considered as one class and all preferred stock of an issuer are considered as one class).

2.

Concentrate its investments in any particular industry, but if deemed appropriate for attaining its investment objective, a Portfolio may invest up to 25 percent of its total assets (valued at the time of investment) in any one industry classification used by that Portfolio for investment purposes.

3.	Invest more than 5 percent of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation.
4.

Borrow money in excess of 10 percent of the value of its total assets. It may borrow only as a temporary measure for extraordinary or emergency purposes and will make no additional investments while such borrowings exceed 5 percent of the total assets. Such prohibition against borrowing does not prohibit escrow or other collateral or making arrangements in connection with the hedging instruments which a Portfolio is permitted to use by any of its other fundamental policies.

5.

Invest more than 15 percent of its assets in illiquid securities (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days.

6.

Make loans of money or securities, except (a) by the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies; (b) by investing in repurchase agreements; or (c) by lending its portfolio securities, not in excess of 33% of the value of a Portfolio’s total assets, made in accordance with guidelines adopted by the Fund’s Board of Trustees, including maintaining collateral from the borrower equal at all times to the current market value of the securities loaned.

7.

Invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee of the Fund or any officer or director of the Investment Adviser or a sub-adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding voting securities of such issuer.

8.

Pledge its assets or assign or otherwise encumber them in excess of 10% of its net assets (taken at market value at the time of pledging) and then only to secure borrowings effected within the limitations set forth in the Prospectus.

9.

Purchase or sell real estate; however, the Portfolios may purchase marketable securities of issuers which engage in real estate operations or which invest in real estate or interests therein, and securities which are secured by real estate or interests therein.

10.

Purchase securities on margin (except for such short-term loans as are necessary for the clearance of purchases of portfolio securities) or sell securities short except “against the box.” (Collateral arrangements in connection with transactions in options and futures are not deemed to be margin transactions.)

11.	Invest in oil, gas or mineral exploration or developmental programs, except that a Portfolio may invest in the securities of companies which operate, invest in, or sponsor such programs.
12.	Engage in the underwriting of securities except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.
13.	Invest for the purposes of exercising control or management of another company.
14.

Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) borrowing money in accordance with restrictions described above; or (c) lending portfolio securities.

15.

Invest in physical commodities or physical commodity contracts. However, the Fund may buy and sell hedging instruments to the extent specified in its Prospectus or Statement of Additional Information from time to time. The Fund can also buy and sell options, futures, securities or other instruments backed by, or the investment return from which is linked to, changes in the price of physical commodities.

All percentage limitations apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from a Portfolio.

Restrictions Applicable to the Equity, Mid Cap, Managed, Global Equity, Balanced and Small Cap Portfolios Only. Each of the above Portfolios may not:

1.

Invest more than 5% of the value of its total assets in warrants not listed on either the New York or American Stock Exchange. However, the acquisition of warrants attached to other securities is not subject to this restriction.

2.

Invest more than 5% of its total assets in securities which are restricted as to disposition under the federal securities laws or otherwise. This restriction shall not apply to securities received as a result of a corporate reorganization or similar transaction affecting readily marketable securities already held by the Equity, Mid Cap, Managed, Global Equity, Balanced and/or Small Cap Portfolios; however, each Portfolio will attempt to dispose in an orderly fashion of any securities received under these circumstances to the extent that such securities, together with other unmarketable securities, exceed 15% of that Portfolio’s total assets.

Restrictions Applicable to the Renaissance Portfolio Only. The above Portfolio may not:

1.

Invest more than 15% of its total assets in securities the disposition of which is restricted under the federal securities laws (excluding securities offered and sold under Rule 144A of the Securities Act of 1933 (the “1933 Act”) and commercial paper offered and sold under Section 4(2) of the 1933 Act), OTC Options and initial offerings and private offerings of SMBS.

2.

Engage in short sales of securities or maintain a short position for the account of a Portfolio unless the Portfolio owns an equal amount of the securities or own the right to acquire securities of the same issue as the securities sold short without the payment of further consideration.

3.

With respect to 75% of a Portfolio’s total assets, invest more than 5% of the assets in the securities of any one issuer (This limitation does not apply to bank certificates of deposit or obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.).

4.

Write (sell) or purchase options except that the Portfolio may (a) write covered call options or covered put options on securities that it is eligible to purchase and enter into closing purchase transactions for those options, and (b) purchase put and call options on securities indexes, options on foreign currencies, options on futures contracts, and options on other financial instruments or one or more groups of instruments, provided that the premiums paid by the Portfolio on all outstanding options it has purchased do not exceed 5% of its total assets. The Portfolio may enter into closing sale transactions for options it purchases.

TRUSTEES AND OFFICERS

The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund’s activities, review its performance, and review the actions of OpCap Advisors. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund’s Declaration of Trust. The Trustees and officers of the Fund, and their principal occupations during the past five years, are set forth below. The address of the officers and Trustees is 1345 Avenue of the Americas, New York, New York 10105-4800, except as noted. As of March 31, 2006, the Trustees and officers of the Fund as a group owned none of its outstanding shares.

Trustees
(1)	(2)	(3)	(4)	(5)	(6)
Name and Date of Birth	Positions Held with Fund	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee

Independent Trustees*

V. Lee Barnes 6/18/36	Trustee	Since 2000	Principal, Glenville Associates, management consultants to the insurance industry; Director, Davis International Banking Consultants (London).	8	None

(1)	(2)	(3)	(4)	(5)	(6)
Name and Date of Birth	Positions Held with Fund	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee

Thomas W. Courtney 8/17/33	Trustee, Chairman	Since 1994	Principal of Courtney Associates, Inc., a venture capital business firm since 1988.	8

Trustee, Hawaiian Tax-Free Trust since 1984; Tax-Free Trust of Arizona since 1985; Trustee since 1986 of Aquila Group of Funds (currently 11 investment management companies); Chairman of the Board (since 2001, Director since 1984) of 10 open-end Oppenheimer Funds investment companies.

Lacy B. Herrmann 5/12/29	Trustee	Since 1994	Founder, Chairman Emeritus (since 2005); Chairman of the Board of Trustees (1992-2005) Aquila Management Corporation, the sponsoring organization and adviser or sub-adviser to each fund of the Aquila Group of Funds since 2004.; Director of Aquila Distributors, Inc since 1981.	8

Trustee of 10 open-end Oppenheimer Funds investment companies; Trustee Emeritus of Brown University, Hopkins school, Aquila Rocky Mountain Equity Fund, Hawaiian Tax-Free Trust, Pacific Capital Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon and Tax-Free Fund for

(1)	(2)	(3)	(4)	(5)	(6)
Name and Date of Birth	Positions Held with Fund	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee

Utah.

Theodore T. Mason 11/24/35	Trustee	Since 2000

Managing Director of Eastwind Power Partners, Ltd. since 1994 and of Louisiana Power Partners, LLC from 1999 to 2003. Treasurer of the Fort Schuyler Maritime Alumni Association, Inc. since 2004 (President 2002-2003; First Vice President 2000-2001; Second Vice President 1998-1999) and Director of the same organization since 1997; Chairman of the Board of Trustees since 2004 and Trustee since 1984, Aquila Group of Funds (11 open-end investment companies); twice national officer of Naval Reserve Association, commanding officer of four Commanding Officer of four naval reserve units and Captain, USNR (Ret); Director, The Navy League of the United States of New York Council since 2002; Trustee, The Maritime Industry Museum at Fort Schuyler, 2000-2004; and the Maritime College at Fort Schuyler Foundation, Inc. since 2000.

8

Chairman of the Board of Trustees of 4 funds within the Aquila Group of Funds since 2004; Trustee of Aquila Three Peaks High Income Fund since 2006; Trustee of Capital Cash Management Trust (inactive) since 1974; Trustee of Churchill Cash Reserves Trust (inactive) since 1985; Director of STCM Management Company, Inc. 1974-2004.

Interested Trustee**
Brian S. Shlissel 11/14/64	Trustee, President and Chief Executive Officer	Since 2004

Executive Vice President, Allianz Global Investors Fund Management LLC (“AGIFM”); President and Chief Executive Officer of 24 funds in the Fund Complex; Treasurer and Principal Financial and Accounting Officer of 33 funds in the Fund Complex since 2005.

None
+	Under the Fund’s By-Laws, each Trustee shall serve until his or her successor is elected and qualified.
*	“Independent Trustees” are those Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act.
**	“Interested person” as defined in the 1940 Act because of relationship with AGIFM, an affiliate of the Investment Adviser.

Officers

(1)	(2)	(3)	(4)	(5)	(6)
Name Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee

Malcolm Bishopp 1345 Avenue of the Americas 47th Floor New York, NY 10105 06/11/48	Executive Vice President	Since 2001	Managing Director, Marketing and Client Services, Allianz Global Investors Distributors LLC.	N/A	N/A
Lawrence G. Altadonna 1345 Avenue of the Americas 47th Floor New York, NY 10105 03/10/66	Treasurer	Since 2002

Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer and Principal Financial and Accounting Officer of 24 funds in the Fund Complex; Treasurer of 8 funds in the Fund Complex; Assistant Treasurer of 33 funds in the Fund Complex.

				N/A	N/A
Thomas J. Fuccillo 1345 Avenue of the Americas 50th Floor New York, NY 10105 03/22/68	Secretary and Chief Legal Officer	Since 2004

Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P., Secretary and Chief Legal Officer of 32 funds in the Fund Complex; Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC (1991-2004).

				N/A	N/A

Youse E. Guia 680 Newport Center Drive, Suite 250 Newport Beach, CA 92660 09/03/72	Chief Compliance Officer	Since 2004

Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P.; Chief Compliance Officer of 65 funds in the Fund Complex; Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002-2004). Audit Manager, PricewaterhouseCoopers LLP (1996 –2002).

				N/A	N/A

+

Under the Fund’s Bylaws, an officer serves for one year and until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Officers hold office at the pleasure of the Trustees.

For Trustees and officers of the Fund, positions held with affiliated persons or principal underwriters of the Fund are listed in the following table:

(1)	(2)
Name	Positions held with affiliated persons or principal underwriters of the Fund

Brian S. Shlissel

Executive Vice President, Allianz Global Investors Fund Management LLC; Director of 8 funds in the Fund Complex; President and Chief Executive Officer of 34 funds in the Fund Complex; Treasurer, Principal Financial and Accounting Officer of 35 funds in the Fund Complex since 2005.

Lawrence G. Altadonna

Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 34 funds in the Fund Complex; Assistant Treasurer of 35 funds in the Fund Complex.

Thomas J. Fuccillo

Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P., Secretary and Chief Legal Officer of 69 funds in the Fund Complex. Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC (1991-2004).

Youse E. Guia

Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P.; Chief Compliance Officer of 69 funds in the Fund Complex; Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002-2004).

Committees of the Board of Trustees

The Fund’s Audit Oversight Committee is composed entirely of Trustees who are not “interested persons” of the Fund, the Investment Adviser, the Sub-Advisers, Allianz Global Investors Distributors LLC (the “Distributor”) or its affiliates within the meaning of the 1940 Act. The Audit Oversight Committee convened twice during the fiscal year ended December 31, 2006. The principal functions of the Audit Oversight Committee are to recommend to the Board of Trustees the appointment of the Fund’s independent registered public accounting firm, to review with the independent registered public accounting firm the scope, performance and anticipated fees for their audit and to receive and consider a report from the independent registered public accounting firm concerning their conduct of the audit, including the form of the opinion proposed to be rendered and any comments or recommendations the independent registered public accounting firm might have in that regard.

Securities Ownership

For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in the Fund and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Fund’s family of investment companies. No Independent Trustee or his immediate family members beneficially own securities of either the Investment Adviser or the Distributor or any person directly or indirectly controlling, controlled by or under common control with the Investment Adviser or Distributor.

(1)	(2)	(3)
Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
V. Lee Barnes	None	None
Thomas W. Courtney	None	None
Lacy B. Herrmann	None	None
Theodore T. Mason	None	None
Brian S. Shlissel	None	None

Compensation of Officers and Trustees. All officers of the Fund are officers or employees of OpCap Advisors or its affiliates and receive no salary or fee from the Fund. The following table sets forth the information regarding compensation received by the Trustees who are not “interested persons” of the Fund during its fiscal year ended December 31, 2006.

Name of Trustee	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses*	Estimated Annual Benefits Upon Retirement	Total Compensation, including Accrued Retirements Benefits, from the Fund and the Fund Complex†
V. Lee Barnes	$33,750	N/A	N/A	$33,750
Paul Y. Clinton**	$10,313	N/A	N/A	$10,313
Thomas W. Courtney	$35,500	$10,086	$27,518	$45,586
Lacy B. Herrmann	$31,500	$10,086	$24,321	$45,586
Theodore T. Mason	$31,500	N/A	N/A	$31,500
*

On October 19, 1998 the Fund adopted a retirement plan (the “Original Plan”) that provides for payment to a retired Trustee of up to 80% of the average compensation paid during that Trustee’s five years of service in which the highest compensation was received. A Trustee must serve in that capacity for the Fund for at least 15 years to be eligible for the maximum payment. Because each Trustee’s retirement benefit will depend on the amount of the Trustee’s future compensation and length of service, the amount of those benefits cannot be determined as of this time nor can the Fund estimate the number of years of credited service that will be used to determine those benefits.

†

For the purpose of this section only, “Fund Complex” includes the Fund and two funds managed by OppenheimerFunds Inc. and sub-advised by Oppenheimer Capital LLC (“Oppenheimer Capital”) in accordance with the instructions for Form N-1A. The Investment Adviser does not consider the Oppenheimer Funds to be part of its “Fund Complex,” as that term may be otherwise interpreted.

**	Paul Y. Clinton retired as a Trustee effective March 31, 2006.

PORTFOLIO MANAGERS

OpCap Advisors, Oppenheimer Capital, NFJ Investment Group L.P. (“NFJ”) and Pacific Investment Management Company LLC (“PIMCO”) believe that their compensation programs are competitively positioned to attract and retain high-caliber investment professionals. As more fully described below for each investment adviser, portfolio managers receive a base salary, a variable cash bonus or profit sharing opportunity and a benefits package. Total cash compensation, as described below, is set for each portfolio manager relative to his or her performance and the market. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market, as well as to adjust drivers of compensation to promote good sustained fund performance. Each investment adviser attempts to keep its compensation levels at or above the median for similar positions in their local area.

OpCap Advisors and Oppenheimer Capital

OpCap Advisors is a wholly-owned subsidiary of Oppenheimer Capital, which is wholly owned by Allianz Global Investors NY Holdings LLC, an indirect subsidiary of Allianz Global Investors of America L.P. (“AGI”). Therefore, the following information about portfolio manager compensation and conflicts of interest applies to all three entities.

Base salary. Each portfolio manager is paid a fixed base salary that is set at a level determined by Oppenheimer Capital. In setting the base salary, the firm’s intentions are to be competitive in light of the portfolio manager’s experience and responsibilities. Firm management evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation.

Annual bonus and Long Term Incentive Plan. Each portfolio manager is eligible for an annual bonus in addition to a base salary. The bonus typically forms the majority of the individual’s annual cash compensation and is based in part on pre-tax performance of the Portfolio’s relevant benchmark over one and three year periods with some consideration for longer time periods. In addition to any bonus, AGI has established a Long Term Incentive Plan for certain employees. The plan provides awards that are based on operating earnings growth of Oppenheimer Capital and the collective earnings growth of all the asset management companies of AGI.

Participation in group retirement plans. The portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated under the plan.

Conflicts of Interest. When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. While the portfolio managers of Oppenheimer Capital are subject to a written Code of Ethics that is designed to ensure that the personal securities transactions of covered persons will not interfere with making decisions in the best interest of advisory clients, the portfolio managers may, from time to time, acquire, possess, manage, and dispose of securities or other investment assets for their own accounts, for the accounts of their families, for the account of any entity in which they have a beneficial interest or for the accounts of others for whom they may provide investment advisory services (collectively, “Managed Accounts”), in transactions which may or may not correspond with transactions effected or positions held in the Portfolios. When Oppenheimer Capital determines that it would be appropriate for a particular Portfolio and one or more Managed Account to participate in an investment opportunity, Oppenheimer Capital will seek to execute orders for a Portfolio and for such Managed Accounts on a basis which it considers equitable, but that equality of treatment of a Portfolio and one or more other Managed Accounts is not assured. In such situations, Oppenheimer Capital may (but is not be required to) place orders for a Portfolio and each other Managed Account simultaneously and if all such orders are not filled at the same price, Oppenheimer Capital may cause a Portfolio and each Managed Account to pay or receive the average of the prices at which the orders were filled. If all such orders cannot be fully executed under prevailing market conditions, Oppenheimer Capital may allocate the securities traded among a Portfolio and other Managed Accounts, pursuant to policies and procedures adopted to address these potential conflicts of interest, in a manner which it considers equitable, taking into account the size of the order placed for a Portfolio and each other Managed Account as well as any other factors which it deems relevant.

Oppenheimer Capital advises one or more accounts that are charged an advisory fee that is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Portfolio without a performance-based fee. Oppenheimer Capital has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and a Portfolio on a fair and equitable basis over time.

NFJ Investment Group

Contractual agreements provide the founders with competitive salaries and all benefits provided to the senior executives of Allianz. The founders/managing directors have a separate business entity contract and employment contract, including a profit sharing agreement. All other managing directors are eligible for profit sharing pool participation. Compensation is tied to successful job performance and growth in assets under management. All managing directors have available to them a Deferred Compensation Plan that is 100% voluntary on the part of the individual.

Our compensation levels are on par with other industry firms. Employees are provided very competitive compensation packages with incentives, including annual bonuses, a benefits package, vacation, sick leave, etc.. Compensation is fixed and is not based on the fund’s performance or the assets held in the fund’s portfolio. All NFJ employees at the same level are compensated in the same way. There is no difference between the structure and method used to compensate the portfolio manager assigned to the fund’s account and other portfolio managers in the Company.

Conflicts of Interest. Being an investment manager with multiple clients, there could be the potential conflict of interest while managing both the fund and other accounts at the same time. Listed below are potential conflicts that an investment professional could face. NFJ has implemented compliance policies and procedures to attempt to address these potential issues.

There is the potential conflict that a more attractive investment could be allocated to a higher fee paying account. A conflict could also arise if a disproportionate share amount of a security that is likely to increase in value is allocated to a favored account. NFJ has established Allocation procedures to address fair and equitable allocation of all trades.

Another potential conflict could involve personal trading of the portfolio managers. Front-running could exist if a portfolio manager transacted in his own personal account prior to placing an order for the fund or other clients knowing its effect on the security. NFJ has implemented a set of policies and procedures through its Code of Ethics to address this potential conflict.

Cross trading in which an NFJ account sells a particular security to another account to potentially avoid transaction costs could also pose a potential conflict of interest. A conflict could arise if one account is permitted to sell the security to another account at a higher price than a third party would pay. Procedures are in place to avoid this transaction as NFJ does not participate in cross trades.

Pacific Investment Management Company

Conflicts of Interest. From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the fund, track the same index a fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Funds on a fair and equitable basis over time.

Portfolio Manager Compensation

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;
•	Amount and nature of assets managed by the portfolio manager;
•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);
•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;
•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;
•	Contributions to asset retention, gathering and client satisfaction;
•	Contributions to mentoring, coaching and/or supervising; and
•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any portfolio or any other account managed by that portfolio manager. Final award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”), and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI’s profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

Securities Ownership

The respective primary portfolio manager was not a beneficial owner of shares of a Fund that he managed as of 12/31/06.

Other Accounts Managed

OpCap Advisors, Oppenheimer Capital and PIMCO

Except as noted below, the information is as of December 31, 2006.

Account Type	Louis Goldstein		Nicholas Frelinghuysen		Thomas Browne			Bradley Holmes
	#	AUM($MM)	#	AUM($MM)	#	AUM($MM)		#	AUM($MM)
Other Investment Companies	2	$558,139,010	2	$2,770,285,804	0	$0		2	$2,770,285,804
Other pooled investment vehicles	3	$88,771,500	0	$0	0	$0		0	$0
Other accounts	39	$1,485,071,634	1	$3,843,103	3	$11,652,860	+	1	$3,745,952

Account Type	Robert K. Urquhart		William H. Gross			Colin Glinsman			Matthew Greenwald
	#	AUM($MM)	#	AUM($MM)		#	AUM($MM)		#	AUM($MM)
Other Investment Companies	3	$866,154,244	33	$137,503.53		4	$8,850,174,639		4	$6,630,147,717
Other pooled investment vehicles	0	$0	20	$7,689.35	+	0	$0		0	$0
Other accounts	9	$269,275,495	64	$41,624.10	++	11	$2,583,529,783	**	29	$1,202,579,655

Account Type	David Phillips		Miles Wixon*
	#	AUM($MM)	#	AUM($MM)		#	AUM($MM)	#	AUM($MM)
Other Investment Companies	2	$2,770,285,804	0	$0
Other pooled investment vehicles	0	$0	3	$420,875,366
Other accounts	0	$0	5	$646,888,627	^

*	Information provided is as of February 28, 2007.
**	Of these other accounts, one account totaling $154,307,607 in assets pays an advisory fee that is based in part on the performance of the accounts.
+	Of these other pooled investment vehicles, three investment vehicles totaling $739.37 in assets pay an advisory fee that is based in part on the performance of the investment vehicles.
++	Of these other accounts, 22 accounts totaling $19,619.32 in assets pay an advisory fee that is based in part on the performance of the accounts.
^	Of these other accounts, one account totaling $193,523,193 in assets pays an advisory fee that is based in part on the performance of the accounts.

NFJ Investment Group

The information provided is as of December 31, 2006.

Account Type	Jeffrey S. Partenheimer		Benno J. Fischer
	#	AUM($MM)	#	AUM($MM)
Other Investment Companies	12	$8,677,885,518	19	$14,265,408,542
Other pooled investment vehicles	2	$45,999,717	5	$254,888,709
Other accounts	60	$17,730,511,116	76	$19,315,266,923

Securities Ownership

Ownership of Fund securities is currently limited to insurance company separate accounts. As of December 31, 2006, no portfolio manager was the beneficial owner of shares of a Fund that he managed.

CONTROL PERSONS

As of March 31, 2007, shares of the Portfolios were held by AGI and the Variable Accounts of the following insurance companies, with the figures beneath each Portfolio representing that company’s holdings as a percentage of each Portfolio’s total outstanding shares.

Portfolio Shareholders of Record as of March 31, 20071

Shareholders	Dividend Value	Renaissance	Global Equity	Equity	Small Cap	Managed	Mid Cap	Balanced
Provident Mutual Life Insurance Company & Provident Mutual Life and Annuity Company of America 1600 Market St. Philadelphia, PA 19103				24.91% 186,392 shares	6.28% 382,034 shares	5.17% 428,222 shares
AEGON Insurance Group 400 West Market St. Louisville, KY 40202						0.93% 76,849 shares
Connecticut General Life Insurance Company & CIGNA Life Insurance Company 350 Church Street MLW 1, 12th Flr. Hartford, CT 06103-1106			43.11% 390,939 shares	0.05% 410 shares	5.17% 314,379 shares	6.66% 551,738 shares
American Enterprise Life Insurance Company and American Centurion Life Insurance Company 80 South Eighth Street, Minneapolis, MN 55402				4.98% 37,261 shares	1.41% 85,770 shares	1.56% 129,511 shares
Great-West Life & Annuity Insurance Company 8515 East Orchard Road Greenwood Village ,CO 80111							10.79% 75,982 shares
IL Annuity and Insurance Company 2960 North Meridian Street, Indianapolis, IN46208					2.28% 138,614 shares	3.11% 257,791 shares
PRUCO Life Insurance Company of New Jersey and PRUCO Life Insurance Company 751 Broad Street, Newark, NJ 07102					48.88% 2,973,691 shares	57.68% 4,,777,631 shares
Transamerica Life Companies Transamerica Center 1150 Olive Street, Los Angeles, CA 90015					6.44% 392,066 shares	3.30% 307,458 shares

Shareholders	Dividend Value	Renaissance	Global Equity	Equity	Small Cap	Managed	Mid Cap	Balanced
ReliaStar Life Insurance Company 20 Washington Avenue South, Route 1237, Minneapolis, MN 55401			47.20% 428,042 shares	20.68% 154,734 shares	12.84% 780,857 shares	11.68% 967,384 shares
Allianz Global Investors of America L.P. (“AGI”) 840 Newport Center Drive, Newport Beach, CA 92660	100.00% 126,963 shares
Sun Life of Canada (U.S.) Copley Place, Suite 200, Boston, MA 02117				18.27% 136,682 shares	1.48% 90,004 shares	0.42% 34,798 shares	89.21% 628,386 shares
Lincoln Life Insurance Company 1300 South Clinton Street Fort Wayne, IN 46802			9.69% 87,933 shares			.70% 56,342 shares
Lincoln Benefit Life Company 206 South 13th Street, Suite 100, Lincoln, NE 68508		20.61% 476,267 shares		25.870% 193,605 shares	14.67% 892,299 shares			99.95% 2,781,322 shares
Allstate Life Insurance Company 3100 Sanders Road Northbrook, IL 60062					0.01% 844 shares			0.05% 1,454 shares
AGA Series Trust American General Annuity Insurance Company 2929 Allen Parkway Houston, TX 77019						5.68% 470,163 shares
AXA Financial Inc. 1290 Avenue of the Americas New York, NY 10105		60.40% 1,395,392 shares		5.24% 39,226 shares	0.54% 32,819 shares	3.11% 257,925 shares
Merrill Lynch Life Insurance Company 1300 Merrill Lynch Drive Pennington, NJ 08534		18.88% 436,339 shares
Midland National 4601 Westown Parkway, Suite 300 West Des Moines, IA 50266-1071		0.11% 2,437 shares
Allianz Life 5701 Golden Hill Drive Minneapolis, MN 55416

(1)This chart lists all Variable Account shareholders of record of the Portfolios as of March 30, 2007, and all holdings of shares of the Portfolios by AGI. To the best knowledge of the Fund, no Contractowner beneficially owned units equivalent to 5% or more of the shares of any Portfolio of the Fund as of March 30, 2007.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Investment Adviser. OpCap Advisors acts as investment adviser to the Portfolios of the Fund. Oppenheimer Capital acts as sub-adviser to the Balanced, Equity, Global Equity, Mid Cap, Renaissance and Small Cap Portfolios and a portion of the Managed Portfolio. NFJ acts as sub-adviser to the Dividend Value Portfolio. PIMCO acts as sub-adviser for a portion of the Managed Portfolio.

OpCap Advisors is a wholly-owned subsidiary of Oppenheimer Capital. OpCap Advisors is a Delaware limited liability company. The mailing address of OpCap Advisors is 1345 Avenue of the Americas, New York, New York 10105. Oppenheimer Capital is wholly-owned by Allianz Global Investors NY Holdings LLC, a wholly-owned subsidiary of Allianz Global Investors U.S. Equities LLC (“AGI U.S. Equities”). AGI U.S. Equities is a direct subsidiary of AGI. Oppenheimer Capital is a Delaware limited liability company. The mailing address of Oppenheimer Capital is 1345 Avenue of the Americas, New York, New York 10105. NFJ is a Delaware limited partnership. NFJ is majority-owned by AGI U.S. Equities. The mailing address of NFJ is 2100 Ross Avenue, Suite 1840, Dallas, Texas 75201. PIMCO, a California limited liability company, is majority-owned by AGI. The mailing address of PIMCO is 840 Newport Center Drive, Newport Beach, CA 92660.

AGI was organized as a limited partnership under Delaware law in 1987. AGI’s sole general partner is Allianz-Paclife Partners LLC. Allianz-Paclife Partners LLC is a Delaware limited liability company with three members, ADAM U.S. Holding LLC, a Delaware limited liability company, Pacific Asset Management LLC, a Delaware limited liability company, and Pacific Life Insurance Company (“Pacific Life”), a California stock life insurance company. Pacific Asset Management LLC is a wholly-owned subsidiary of Pacific Life, which is a wholly-owned subsidiary of Pacific Mutual Holding Company. Pacific Life also owns an indirect minority equity interest in AGI. The sole member of ADAM U.S. Holding LLC is Allianz Global Investors of America LLC. Allianz Global Investors of America LLC has two members, Allianz of America, Inc. (“Allianz of America”), a Delaware corporation which owns a 99.9% non-managing interest, and Allianz Global Investors of America Holding, Inc., a Delaware corporation which owns a 0.01% managing interest. Allianz of America is a wholly-owned subsidiary of Allianz Aktiengesellschaft (“Allianz AG”). Allianz Global Investors of America Holding Inc. is a wholly-owned subsidiary of Allianz Global Investors GmbH, which is a wholly-owned subsidiary of Allianz AG. Allianz AG indirectly holds a controlling interest in AGI. Allianz AG is a European-based, multinational insurance and financial services holding company. Allianz AG’s address is Koeniginstrasse 28, D-80802, Munich, Germany. Pacific Life’s address is 700 Newport Center Drive, Newport Beach, California 92660. AGI’s address is 888 San Clemente Drive, Suite 100, Newport Beach, California, 92660.

The general partner of AGI has substantially delegated its management and control of AGI to an Executive Committee. The Executive Committee of AGI is comprised of William S. Thompson, Jr. and David C. Flattum.

The Advisory Agreement. OpCap Advisors provides investment advisory and management services to the Fund pursuant to an Advisory Agreement dated November 5, 1997. The Advisory Agreement was amended to limit the total operating expenses of the Renaissance, Small Cap, Equity, Managed, Balanced, Mid Cap and Dividend Value Portfolios to 1.00% (net of any expense offsets) of their respective average daily net assets and that the Adviser will limit total operating expenses of the Global Equity Portfolio to 1.25% (net of any expense offsets) of its average daily net assets. This reduction of annual portfolio operating expenses is guaranteed by the Adviser through

December 31, 2017.

Oppenheimer Capital provides investment advisory and management services to the Balanced, Equity, Global Equity, Mid Cap, Renaissance, Small Cap Portfolios and a portion of the Managed Portfolio pursuant to a Sub-Advisory Agreement with OpCap Advisors dated February 8, 2005. NFJ provides investment advisory and management services to the Dividend Value Portfolio pursuant to a Sub-Advisory Agreement with OpCap Advisors dated April 1, 2003. PIMCO provides similar services to a portion of the Managed Portfolio pursuant to a Sub-Advisory Agreement with OpCap Advisors dated March 1, 2000.

Under the Advisory Agreement and Sub-Advisory Agreements, each adviser is required to: (i) regularly provide investment advice and recommendations to each Portfolio of the Fund with respect to its investments, investment policies and the purchase and sale of securities; (ii) supervise continuously and determine the securities to be purchased or sold by the Fund and the portion, if any, of the assets of each Portfolio of the Fund to be held uninvested; and (iii) arrange for the purchase of securities and other investments by each Portfolio it manages and the sale of securities and other investments held by the Portfolio.

The Advisory Agreement also requires the Investment Adviser to provide administrative services for the Fund, including (1) coordination of the functions of accountants, counsel and other parties performing services for the Fund and (2) preparation and filing of reports required by federal securities laws, shareholder reports and proxy materials.

Expenses not expressly assumed by OpCap Advisors under the Advisory Agreement or by the Distributor are paid by the Fund. The Advisory Agreement lists examples of expenses paid by the Fund, of which the major categories relate to taxes, fees to non-interested trustees, legal and audit expenses, custodian and transfer agent expenses, stock issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation.

For the fiscal year ended December 31, 2004, total advisory fees accrued or paid by the Equity, Balanced, Renaissance, Managed, Small Cap, Global Equity, Mid Cap, and Dividend Value Portfolios were $308,165, $232,644, $253,050, $3,130,311, $2,068,933, $209,161, $86,582 and $9,961, respectively, of which $8,472, $108,707, $11,595, $30,043 and $9,961, was waived by the Investment Adviser with respect to the Equity, Balanced, Renaissance, Mid Cap and Dividend Value Portfolios, respectively. For the fiscal year ended December 31, 2005, total advisory fees accrued or paid by the Equity, Balanced, Renaissance, Managed, Small Cap, Global Equity, Mid Cap, and Dividend Value Portfolios were $290,236, $236,304, $299,539, $2,817,733, $1,816,940, $197,212, $77,055 and $11,418, respectively, of which $11,718, $91,973, $7,690, $8,831, $45,137 and $11,418, was waived by the Investment Adviser with respect to the Equity, Balanced, Renaissance, Global Equity, Mid Cap and Dividend Value Portfolios, respectively. For the fiscal year ended December 31, 2006, total advisory fees accrued or paid by the Equity, Balanced, Renaissance, Managed, Small Cap, Global Equity, Mid Cap, and Dividend Value Portfolios were $185,748, $231,151, $260,420, $2,270,700, $1,440,238, $113,948, $295,593 and $13,657, respectively, of which $36,435, $31,449, $23,990, $65,811, $8,232 and $13,657, was waived by the Investment Adviser with respect to the Equity, Balanced, Renaissance, Global Equity, Mid Cap and Dividend Value Portfolios, respectively.

The advisory fee for the Equity, Global Equity, Managed, Small Cap, Mid Cap, Balanced, Renaissance and Dividend Value Portfolios is at the annual rate of 0.80% of the first $400 million of average daily net assets, 0.75% on the next $400 million of average daily net assets and 0.70% of average daily net assets in excess of $800 million.

The Advisory Agreement and each Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations thereunder, the Investment Adviser or Sub-Adviser, as applicable is not liable for any act or omission in the course of, or in connection with, the rendition of services thereunder. The Advisory Agreement and each Sub-Advisory Agreement permits the Investment Adviser and each sub-adviser to act as investment adviser for any other person, firm, or corporation.

Portfolio Transactions. Portfolio decisions are based upon recommendations of the Investment Adviser, the Sub-Advisers and the judgment of the portfolio managers. The Portfolios will pay brokerage commissions on transactions in listed options and equity securities. Prices of securities purchased from underwriters of new issues include a commission or concession paid by the issuer to the underwriter, and prices of debt securities purchased from dealers include a spread between the bid and asked prices. The Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers that provide brokerage and research services, which are intangible and on which no dollar value can be placed. There is no formula for such allocation. The research information may or may not be useful to the Fund and/or other accounts of the Investment Adviser and the sub-advisers; information received in connection with directed orders of other accounts managed by the Investment Adviser, the sub-advisers or their affiliates may or may not be useful to the Fund. Such information may be in written or oral form and includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of the Investment Adviser, the sub-advisers, to make available additional views for consideration and comparison, and to enable the Investment Adviser and each sub-adviser to obtain market information for the valuation of securities held by the Fund. For the year ended December 31, 2006, the aggregate dollar amount of any brokerage commissions paid by the Fund was $963,238. For the year ended December 31, 2005, the aggregate dollar amount of any brokerage commissions paid by the Fund was $1,442,367. For the year ended December 31, 2004, the aggregate dollar amount of any brokerage commissions paid by the Fund was $1,800,915.

The Investment Adviser and the Sub-Advisers currently serve as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or Investment Adviser to others. It is the practice of the Investment Adviser and each Sub-Adviser to cause purchase or sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing the Portfolios of the Fund and other client accounts. When orders to purchase or sell the same security on identical terms are placed by more than one of the funds and/or other advisory accounts managed by the Investment Adviser, a Sub-Adviser or its affiliates, the transactions are generally executed as received, although a fund or advisory account that does not direct trades to a specific broker (“free trades”) usually will have its order executed first. Purchases are combined where possible for the purpose of negotiating brokerage commissions, which in some cases might have a detrimental effect on the price or volume of the security in a particular transaction as far as the Fund is concerned. Orders placed by accounts that direct trades to a specific broker will generally be executed after the free trades. All orders placed on behalf of the Fund are considered free trades. However, having an order placed first in the market does not necessarily guarantee the most favorable price.

Each Sub-Adviser places orders for the purchase and sale of portfolio investments for the Portfolios with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the

Portfolios of the Fund, the Sub-adviser will seek the best price and execution of the Fund’s orders. In doing so, the Fund may pay higher commission rates than the lowest available when the Sub-adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Sub-adviser receives research services from many broker-dealers with which the Sub-adviser places the Fund’s portfolio transactions. The Sub-adviser may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Portfolio. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the sub-adviser in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid by the Fund is not reduced because the Sub-adviser and its affiliates receive such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Sub-adviser may cause the Fund to pay a broker-dealer which provides “brokerage and research services” (as defined in the Act) to the Sub-adviser an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

As noted above, the Sub-adviser may purchase new issues of securities for the Fund in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the Sub-adviser with research in addition to selling the securities (at the fixed public offering price) to the Fund or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Fund, other Sub-Advisers clients, and the Sub-adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

The Investment Adviser and the Sub-Advisers (the “Advisers”) are indirect subsidiaries of AGI, the owner of a number of asset managers in the U.S., which in turn is indirectly owned by Allianz AG, a diversified, global financial institution. Through this ownership structure and through other entities owned by the Advisers’ direct and indirect owners, the Advisers have various financial industry affiliations. As a result of the Advisers’ investment management activities and the investment management and other business activities of the Advisers’ affiliates in the financial markets, the Advisers may, from time to time, be precluded under applicable law from buying a particular security for a Portfolio or selling all or a portion of a security position held in a Portfolio. While the Advisers believe that the inability to buy or sell a particular security is unlikely to occur, it could have a detrimental effect on a Portfolio.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the Portfolios’ portfolio securities. These policies and procedures are designed to protect the confidentiality of each Portfolio’s portfolio holdings information and to prevent the selective disclosure of such information. These policies and procedures may be modified at any time with the approval of the Board of Trustees.

The Portfolios may disclose portfolio holdings information as required by applicable law or as requested by governmental authorities. In addition, OpCap Advisors, the Investment Adviser, will post portfolio holdings information on its website at www.allianzinvestors.com. This website will contain the Portfolios’ complete schedule of portfolio holdings as of the last day of the most recent month end. The Investment Adviser will post this information on the website approximately thirty days after a month’s end, and such information will remain accessible on the website until the Fund files a Form N-Q or Form N-CSR on the SEC’s EDGAR website for the period which includes the date of the information. For each portfolio security (not including cash positions), the posted information will include such information about each holding as may be determined by the Investment Adviser from time to time. If the Portfolios’ portfolio holdings information is disclosed to the public (either through a filing on the SEC’s EDGAR website or otherwise) before the disclosure of that information on the Investment Adviser’s website, the Fund may post such information on the Investment Adviser’s website.

Portfolio holdings of the Portfolios will also be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year ending June 30 will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the fiscal quarter ending September 30 will be filed on Form N-Q; (iii) portfolio holdings as of the end of the six-month period ending December 31 will be filed as part of the semi-annual report filed on Form N-CSR; and (iv) portfolio holdings as of the end of the fiscal quarter ending March 31 will be filed on Form N-Q. The Fund’s Form N-CSRs and Form N-Qs will be available on the SEC’s website at www.sec.gov.

Disclosure of the Fund’s portfolio holdings information that is not publicly available (“Confidential Portfolio Information”) may be made to the Investment Adviser or Sub-Adviser (together, the “Investment Managers”) or to the Fund’s principal underwriter or Allianz Global Investors of America L.P. and its subsidiaries who provide services to the Fund. In addition, to the extent permitted under applicable law, each Investment Manager may distribute (or authorize the custodian or principal underwriter to distribute) Confidential Portfolio Information to the Fund’s service providers (such as custodial services, pricing services, proxy voting services, accounting and auditing services and research and trading services) that require access to such information in order to fulfill their contractual duties with respect to the Portfolios (“Service Providers”) and to facilitate the review of the Portfolios by certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”); provided that such disclosure is limited to the information that the Investment Managers believe is reasonably necessary in connection with the services to be provided. Except to the extent permitted under the Fund’s portfolio holdings disclosure policies and procedures, Confidential Portfolio Information may not be disseminated for compensation or other consideration.

Before any disclosure of Confidential Portfolio Information to Service Providers or Rating Agencies is permitted, the Investment Manager’s Chief Compliance Officer (or persons designated by the Investment Manager’s Chief Compliance Officer) must determine that, under the circumstances, disclosure is in or not opposed to the best interests of the Fund’s shareholders. Furthermore, the recipient of Confidential Portfolio Information by a Service Provider or Rating Agency must be subject to a written confidentiality agreement that prohibits any trading upon the Confidential Portfolio Information.

The Investment Managers may not receive any compensation or other consideration for disclosing the Confidential Portfolio Information.

Exceptions to these procedures may be made with the approval of the Fund’s Chief Executive Officer and Chief Compliance Officer if the recipients are subject to a confidentiality agreement. All exceptions must be reported to the Board of Trustees. The Investment Managers shall have primary responsibility for ensuring that a Portfolio’s portfolio holdings information is only disclosed in accordance with these policies. As part of this responsibility, the Investment Managers must maintain such internal informational barriers as they believe are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio Information. The Fund’s Chief Compliance Officer shall confirm at least annually that the Investment Managers’ procedures and/or processes are reasonably designed to comply with these policies regarding the disclosure of portfolio holdings.

Other registered investment companies that are sub-advised by any of the Fund’s Sub-Advisers may have different portfolio holdings disclosure policies, and neither OpCap Advisors nor the Fund’s Board of Trustees exercises control over such policies. In addition, separate account clients of the Sub-Advisers have access to their portfolio holdings and are not subject to the Fund’s portfolio holdings disclosure policies. Some of the funds that are sub-advised by the Sub-Advisers and some of the separate accounts managed by them have substantially similar or identical investment objectives and strategies to the Portfolios, and therefore potentially substantially similar, and in certain cases nearly identical portfolio holdings, as such Portfolios.

Neither the Fund nor OpCap Advisors nor any of the Sub-Advisers will receive any compensation or other consideration in connection with its disclosure of Fund portfolio holdings.

Proxy Voting Policies. The Board of Trustees has delegated to the Adviser, and the Adviser has in turn delegated to the Sub-Advisers, responsibility for voting any proxies relating to portfolio securities held by a Portfolio in accordance with the Sub-Adviser’s proxy voting policies and procedures. Copies of the proxy voting policies and procedures to be followed by the Trust, the Adviser and the Sub-Advisers on behalf of the Portfolios, including procedures to be used when a vote represents a conflict of interest, are attached hereto as Appendix A (“Proxy Voting Policies”). Proxy voting responsibilities are delegated as follows: (i) responsibility for the voting of proxies with respect to voting securities held by the fixed income portion of the Managed Portfolio be and it hereby is delegated to PIMCO (ii) responsibility for the voting of proxies with respect to voting securities held by the Dividend Value Portfolio be and it hereby is delegated to NFJ and (iii) responsibility for the voting of proxies with respect to voting securities held by the domestic portion of the Global Equity Portfolio, the equity portion of the Managed Portfolio and the Balanced, Equity, Mid Cap, Renaissance and Small Cap Portfolios be and it hereby is delegated to Oppenheimer Capital.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-700-8258, or on the Commission’s website at http://www.sec.gov.

Codes of Ethics. Each employee, officer and trustee of the Fund, OpCap Advisors, Oppenheimer Capital, NFJ, PIMCO and the Distributor is subject to a Code of Ethics which has been adopted by such entity to comply with the provisions of Rule 17j-1 under the 1940 Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to certain personal securities transactions.

DETERMINATION OF NET ASSET VALUE

Shares of the Portfolios of the Fund are sold in a continuous offering to variable accounts of participating life insurance companies to support their variable annuity and variable life insurance contracts (“Variable Contracts”). Net purchase payments under the Variable Contracts are placed in one or more subaccounts of the participating life insurance company’s variable account, and the assets of each such subaccount are invested in the shares of the Portfolio corresponding to that subaccount. The variable accounts purchase and redeem shares of the Portfolios for their subaccounts at net asset value without sales or redemption charges.

The net asset value per share of each of the Portfolios of the Fund is determined each day the New York Stock Exchange (the “NYSE”) is open, at the close of the regular trading session of the NYSE that day, by dividing the value of the Portfolio’s net assets by the number of shares outstanding. The NYSE’s most recent annual announcement (which is subject to change) states that it will close on New Year’s Day, Martin Luther King’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. It may also close on other days. Participating life insurance company variable accounts purchase and redeem shares of each Portfolio at the Portfolio’s net asset value per share determined after receipt of the order for purchase or redemption.

Securities listed on a national securities exchange or designated national market system securities are valued at the last reported sale price on that day, or, if there has been no sale on such day or on the previous day on which the Exchange was open (if a week has not elapsed between such days), then the value of such security is taken to be the reported bid price at the time as of which the value is being ascertained. Securities actively traded on Nasdaq are valued at the Nasdaq Official Closing Price (the “NOCP”, generally 5:15 p.m. Eastern Standard Time). Securities actively traded in an over-the-counter market but not designated as national market system securities are valued at the last quoted bid price. Any securities or other assets for which current market quotations are not readily available or may be unreliable because of events occurring after the close of trading are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund’s Board of Trustees. The value of a foreign security is determined in its national currency and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect on the date of valuation.

The Fund’s Board of Trustees has approved the use of nationally recognized bond pricing services for the valuation of each Portfolio’s debt securities. The service selected by the Investment Adviser creates and maintains price matrices of U.S. government and other securities from which individual holdings are valued shortly after the close of business each trading day. Debt securities not covered by the pricing service are valued based upon bid prices obtained from dealers who maintain an active market therein or, if no readily available market quotations are available from dealers, such securities (including restricted securities and OTC options) are valued at fair value under the Board of Trustees’ procedures. Short-term (having a remaining maturity of more than 60 days) debt securities are valued on a “marked-to-market” basis, that is, at prices based upon market quotations for securities of similar type, yield, quality and maturity. Short-term (having a maturity of 60 days or less) debt securities are valued at amortized cost or value.

Puts and calls are valued at the last sales price therefor or, if there are no transactions, at the last reported sales price that is within the spread between the closing bid and asked prices on the valuation date. Futures are valued based on their daily settlement value. When a Portfolio writes a call, an amount equal to the premium received is included in the Portfolio’s Statement of Assets and Liabilities as an asset, and an equivalent credit is included in the liability section. The credit is adjusted (“marked-to-market”) to reflect the current market value of the call. If a call written by a Portfolio is exercised, the proceeds on the sale of the underlying securities are increased by the premium received. If a call or put written by a Portfolio expires on its stipulated expiration date the Portfolio will realize a gain equal to the amount of the premium received. If a Portfolio enters into a closing transaction, it will realize a gain or loss depending on whether the premium was more or less than the transaction costs, without regard to unrealized appreciation or depreciation on the underlying securities. If a put held by a Portfolio is exercised by it, the amount the Portfolio receives on its sale of the underlying investment is reduced by the amount of the premium paid by the Portfolio.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The dividend policies of the Portfolios are discussed in the Prospectus. In computing interest income, these Portfolios will accrete any discount or amortize any premium resulting from the purchase of debt securities except for mortgage or other receivables-backed obligations subject to monthly payment of principal and interest.

Capital Gains and Losses. Gains or losses on the sales of securities by the Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months, regardless of how long you have held your shares. Gains or losses on the sale of securities held for twelve months or less will be short-term capital gains or losses.

Sources of Gross Income. To qualify for treatment as a regulated investment company, a Portfolio must, among other things, derive its income from certain sources. Specifically, in each taxable year, a Portfolio must generally derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies.

Diversification of Assets. To qualify for treatment as a regulated investment company, a Portfolio must also satisfy certain requirements with respect to the diversification of its assets: A Portfolio must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities which in respect of any one issuer, do not represent more than 5% of the value of the assets of the Portfolio nor more than 10% of the voting securities of that Portfolio’s assets may be invested in securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses. For purposes of a Portfolio’s requirements to maintain diversification for tax purposes, the issuer of a loan participation will generally be the underlying borrower. However, in cases where the Portfolio does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Portfolio and the borrower will be deemed issuers of the loan participation for tax diversification purposes. A Portfolio’s investments in U.S. government securities are not subject to these limitations. The foregoing diversification requirements are in addition to those imposed by the 1940 Act.

Because the Fund is established as an investment medium for variable annuity contracts and variable life insurance contracts, Section 817(h) of the Code imposes additional diversification requirements on each Portfolio. These requirements generally are that no more than 55% of the value of the assets of a Portfolio may be represented by any one investment; no more than 70% by any two investments; not more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each U.S. government agency or instrumentality is treated as a separate issuer.

FINANCIAL STATEMENTS

The financial statements for the fiscal year ended December 31, 2006 are incorporated herein by reference to the Portfolios’ Annual Reports dated December 31, 2006.

ADDITIONAL INFORMATION

Description of the Trust. The Fund was formed under the laws of Massachusetts as a business trust on May 12, 1994 under the name Quest for Value Asset Builder Trust and is an open-end, diversified management investment company. The name of the Fund was changed to Quest for Value Accumulation Trust, then to OCC Accumulation Trust and then to PIMCO Advisors VIT. Most recently, on May 1, 2005, the name of the Fund was changed to Premier VIT. It is not contemplated that share certificates will be issued or regular annual meetings of the shareholders will be held. The Fund will provide without charge to any shareholder, upon request to the Secretary at the Fund’s principal office, (a) a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of beneficial interest of each series which the Fund is authorized to issue, (b) the differences in the relative rights and preferences between the shares of each series to the extent they have been set, and (c) the authority of the Board of Trustees to set the reliable rights and preferences of subsequent series. Shareholders have the right, upon the declaration in writing or vote of a majority of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon written request of the record holders (for at least six months) of 10% of its outstanding shares. In addition, 10 shareholders holding the lesser of $25,000 or 1% of the Fund’s outstanding shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then either give the applicants access to the Fund’s shareholder list or mail the applicants’ communication to all other shareholders at the applicants’ expense.

The Declaration of Trust contains an express disclaimer of shareholder liability for the Fund’s obligations, and provides that the Fund shall indemnify any shareholder who is held personally liable for the obligations of the Fund. It also provides that the Fund shall assume, upon request, the defense of any claim made against any shareholder for any act or obligation of the Fund and shall satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a trust (such as the Fund) to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring any financial loss on account of shareholder liability is limited to the relatively remote circumstance in which the Fund itself would be unable to meet the obligations described above.

Possible Additional Portfolio Series. If additional Portfolios are created by the Board of Trustees, shares of each such Portfolio will be entitled to vote as a class only to the extent permitted by the 1940 Act (see below) or as permitted by the Board of Trustees. Income and operating expenses would be allocated fairly among two or more Portfolios by the Board of Trustees.

Under Rule 18f-2 of the 1940 Act, any matter required to be submitted to a vote of shareholders of any investment company which has two or more series outstanding is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in that Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of trustees or the ratification of the selection of independent accountants. The Rule contains special provisions for cases in which an advisory agreement is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

Distribution Agreement. Under the Distribution Agreement between the Fund and Allianz Global Investors Distributors LLC (the “Distributors”), the Distributor acts as the Fund’s agent in the continuous public offering of each Portfolio’s shares. Expenses normally attributed to sales, including advertising and the cost of printing and mailing prospectuses other than those furnished to existing shareholders, are borne by the Distributor.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017 serves as independent registered public accounting firm of the Fund. Their services include auditing the annual financial statements of each Portfolio as well as other related services.

Custodian. State Street Corp., P.O. Box 1978, Boston, MA 02105, serves as custodian for assets of all Portfolios.

Transfer and Shareholder Servicing Agents. PFPC, Inc., P.O. Box 9688, Providence, Rhode Island 02940, serves as the Transfer and Shareholder Servicing Agent for the Fund.

Legal Counsel. Mayer, Brown, Rowe & Maw LLP, 1675 Broadway, New York, New York 10019-5820, serves as legal counsel to the Fund.

Description of Benchmarks. The Portfolios provide total returns for certain periods compared to a broad measure of market performance, which include but are not limited to, recognized indices such as the S&P 500 Index, S&P Mid Cap Index, the Wilshire 750 Mid Cap Index, the Russell Mid Cap Index, Dow Jones Industrial Average, Consumer Price Index, EAFE Index, Russell 2000 Index, the Morgan Stanley Capital International (MSCI) World Index, the Lehman Brothers US Government Bond Index and the Merrill Lynch Corporate Bond Master Index. The S&P 500 Stock Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain financial companies including investment companies. The Wilshire 750 MidCap Index measures large stocks. This index is a subset of the Wilshire 5000. It represents a market capitalization-weighted portfolio of the largest 750 stocks in the Wilshire 5000 at June 30 of each year. The Russell 2000 Value Index is an unmanaged index that measures performance of certain securities found in the Russell universe with low price-to-book and earnings ratio. The Russell MidCap Value Index is an unmanaged index that measures the performance of the securities found in the Russell Midcap universe, with lower price-to-book ratios and lower forecasted growth values. The MSCI

World Index is an unmanaged market capitalization-weighted equity index which monitors the performance of stocks from around the world. The Lehman Brothers Government Bond Index is made up of the Treasury Bond Index and the Agency Bond Index as well as the 1-3 Year Government Index and the 20+ Year Treasury Index. The Merrill Lynch Corporate Master Bond Index consists of U.S. $-denominated investment grade corporate public debt issued in the U.S. domestic bond market, which have at least one year remaining to maturity.

Appendix A

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES

Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-bycase basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

OpCap Advisors and NFJ

Description of Proxy Voting Policy and Procedures

Each of OpCap Advisors and NFJ (for purposes of this description, each a “Company”) typically votes proxies as part of its discretionary authority to manage accounts (except as provided below with respect to OpCap Advisors’ registered investment company clients), unless the client has explicitly reserved the authority for itself. When voting proxies, each Company’s primary objective is to make voting decisions solely in the best economic interests of its clients. Each Company will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

Each Company has adopted written Proxy Voting Policies and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that such Company is voting in the best interest of its clients. The Proxy Guidelines reflect each Company’s general voting positions on specific corporate governance issues and corporate actions. Some issues may require a case by case analysis prior to voting and may result in a vote being cast that will deviate from the Proxy Guidelines. Upon receipt of a client’s written request, a Company may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guidelines. Deviation from a Company’s Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act of 1940.

In accordance with the Proxy Guidelines, a Company may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote the proxy. A Company may vote proxies individually for an account or aggregate and record votes across a group of accounts, strategy or product. In addition, a Company may refrain from voting a proxy on behalf of its clients’ accounts due to de-minimis holdings, impact on the portfolio, items relating to foreign issuers, timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate. For example, a Company may refrain from voting a proxy of a foreign issuer due to logistical considerations that may have a detrimental effect on a Company’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on a foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

To assist in the proxy voting process, a Company may retain an independent third party service provider to assist in providing research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided offer a variety of proxy-related services to assist in a Company’s handling of proxy voting responsibilities.

Conflicts of Interest. A Company may have conflicts of interest that can affect how it votes its clients’ proxies. For example, a Company or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal. The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which a Company votes its clients’ proxies. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Chief Investment Officer of the relevant Company may designate an employee or a proxy committee to be responsible for addressing how the Company resolves such material conflicts of interest with its clients.

Registered Investment Companies for which OpCap Advisors Serves as Adviser. With respect to registered investment companies (“funds”) for which OpCap Advisors serves as investment adviser, it is the policy of OpCap Advisor that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. OpCap Advisor believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, OpCap Advisor’s policy is to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

Opcap Advisors, for each portfolio of Premier VIT for which it acts as investment adviser, generally delegates the responsibility for voting proxies to the Sub-Adviser for the respective portfolio.

Oppenheimer Capital

Description of Proxy Voting Policy and Procedures

Oppenheimer Capital (for purposes of this description, a “Company”) may be granted by its clients the authority to vote proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, the Company has adopted detailed proxy voting procedures and has guidelines for voting proxies on specific types of issues. The Company typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, the Company’s primary objective is to make voting decisions solely in the best economic interests of its clients. The Company will act in a manner which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

The Company has adopted written Proxy Voting Policies and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that the firm is voting in the best interest of its clients. The Proxy Guidelines reflect a Company’s general voting positions on specific corporate governance issues and corporate actions. The Company has retained an independent third party service provider (the “Proxy Provider”) to assist in the proxy voting process by implementing the votes in accordance with the Proxy Guidelines as well as assisting in the administrative process. The services provided offer a variety of proxy-related services to assist in the Company’s handling of proxy voting responsibilities.

The Company’s Proxy Guidelines also provide for oversight of the proxy voting process by a Proxy Committee. The Proxy Committee meets at a minimum on a semi-annual basis and when necessary to address potential conflicts of interest. The Company may have conflicts of interest that can affect how it votes its client’s proxies. For example, a Company may manage a pension plan whose management is sponsoring a proxy proposal. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out a Company’s obligation to vote proxies, the Proxy Committee is responsible for developing a process to identify proxy voting issues that may raise conflicts of interest between a Company and its clients and to resolve such issues. Any deviations from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act of 1940.

A Company’s Proxy Committee’s duties also include monitoring the outsourcing of voting obligations to the Proxy Provider and the Company’s proxy voting recordkeeping practices; developing a process for resolution of voting issues that require a case-by-case analysis; and, to the extent the Proxy Guidelines do not cover potential proxy voting issues, determining a process for voting such issues. A Company’s Proxy Committee will review, at least annually, the services provided by the Proxy Provider and all proxy voting processes and procedures and will update or revise them as necessary.

In accordance with the Proxy Guidelines, the Company may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote a proxy. Upon receipt of a client’s written request, a Company may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guidelines. In addition, a Company may refrain from voting a proxy on behalf of its clients’ accounts due to de-minimis holdings, immaterial impact on the portfolio, items relating to foreign issuers (such as those described below), timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate. For example, a Company may refrain from voting a proxy of a foreign issuer due to logistical considerations that may have a detrimental effect on a Company’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on a foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

PART C: Other Information

Item 23	Exhibits:

	(a) (1)	Declaration of Trust - Previously filed with Post-Effective Amendment No. 3.

	(a) (2)	Amendment to Declaration of Trust dated September 1, 1994 - Previously filed with Post Effective Amendment No. 3.

	(a) (3)	Amendment to Declaration of Trust dated September 16, 1994 - Previously filed with Post-Effective Amendment No. 3.

	(a) (4)	Amendment to Declaration of Trust dated April 22, 1996 - Previously filed with Post-Effective Amendment No. 2.

	(a) (5)	Amendment to Declaration of Trust dated March 14, 2003 – Previously filed with Post-Effective Amendment No. 19.

(a) (6)	Amendment to Declaration of Trust dated May 1, 2005 – Previously filed with Post-Effective Amendment No. 24.

(a) (7)	Amendment of Declaration of Trust dated June 7, 2005 – Previously filed with Post-Effective Amendment No. 24.

(b)	By-Laws of Registrant - Previously filed with Post-Effective Amendment No. 3.

(c)	Articles VI, VIII, IX and X of the Declaration of Trust and Article III of the Bylaws – Previously filed with Post Effective Amendment No. 10.

(d)(1)	Investment Advisory Agreement with OpCap Advisors. – Previously filed with Post-Effective Amendment No. 8.

(d)(2)	Amendment to Investment Advisory Agreement with OpCap Advisors LLC, dated February 4, 2002 – Previously filed with Post-Effective Amendment No. 18.

(d)(3)	Portfolio Management Agreement with PIMCO Equity Advisors – Previously filed with Post-Effective Amendment No. 12.

(d)(4)	Novation of Portfolio Management Agreement with PIMCO Equity Advisors, dated February 4, 2002 – Previously filed with Post-Effective Amendment No. 18.

(d)(5)	Portfolio Management Agreement with PIMCO – Previously filed with Post-Effective Amendment No. 12.

(d)(6)	Amendment to Portfolio Management Agreement with PIMCO, dated February 4, 2002 – Previously filed with Post-Effective Amendment No. 18.

(d)(7)	Form of Portfolio Management Agreement with NFJ Investment Group L.P., dated April 1, 2003 – Previously filed with Post-Effective Amendment No. 21.

(d)(8)	Portfolio Management Agreement with Oppenheimer Capital LLC, dated February 8, 2005 – Previously filed with Post-Effective Amendment No. 23.

(e)	Distribution Agreement with Allianz Global Investors Distributors LLC, dated June 7, 2005 – Previously filed with Post-Effective Amendment No. 24.

(f)	Retirement Plan for Non-Interested Trustees or Directors. – Previously filed with Post Effective Amendment No. 9.

(g)	Custody Agreement - Previously filed with Post-Effective Amendment No. 3.

(g)(1)	Amendment to Custodian Contract, dated February 14, 2006 – Previously filed with Post-Effective Amendment No. 24.

(h)(1)	Participation Agreement for American Enterprise Life Insurance Company - Previously filed with Post-Effective Amendment No. 3.

(h)(2)	Amendment No. 1 to Participation Agreement for American Enterprise Life Insurance Company. – Previously filed with Post-Effective Amendment No. 8.

(h)(3)	Participation Agreement for Connecticut General Life Insurance Company and amendment dated August 30, 1996 - Previously filed with Post-Effective Amendment No. 3.

(h)(4)	Participation Agreement for IL Annuity and Insurance Company- Previously filed with Post-Effective Amendment No. 2.

(h)(5)	Participation Agreement for Connecticut General Life Insurance Company (Separate Account T3)-Previously filed with Post-Effective Amendment No. 2.

(h)(6)	Fund Participation Agreement for CIGNA Life Insurance Company dated September 5, 1996 - Previously filed with Post-Effective Amendment No. 3.

(h)(7)	Amendment to Fund Participation Agreement for Connecticut General Life Insurance Company dated April 23, 1997 - Previously filed with Post-Effective Amendment No. 5.

(h)(8)	Participation Agreement for Providentmutual Life dated September 16, 1994 - Previously filed with Post-Effective Amendment No. 4.

(h)(9)	Participation Agreement for PRUCO Life Insurance Company of Arizona dated July 1, 1996 - Previously filed with Post-Effective Amendment No. 4.

(h)(10)	Participation Agreement for PRUCO Life Insurance Company of New Jersey dated January 1, 1997 - Previously filed with Post-Effective Amendment No. 4.

(h)(11)	Participation Agreement for Prudential Insurance Company of America - Previously filed with Post-Effective Amendment No. 4.

(h)(12)

Participation Agreement for MONY Life Insurance Company of America and The Mutual Life Insurance Company of New York dated as of September 16, 1994 - Previously filed with Post-Effective Amendment No. 7.

(h)(13)	Participation Agreement for ReliaStar Life Insurance Company dated August 8, 1997 - Previously filed with Post-Effective Amendment No. 7.

(h)(14)	Participation Agreement for ReliaStar Bankers Security Life Insurance Company dated August 8, 1997 - Previously filed with Post-Effective Amendment No. 7.

(h)(15)	Participation Agreement for Northern Life Insurance Company dated August 8, 1997 - Previously filed with Post-Effective Amendment No. 7.

(h)(16)	Participation Agreement for American Centurion Life Insurance Assurance Company - Previously filed with Post-Effective Amendment No. 7.

(h)(17)	Participation Agreement for Sun Life Assurance Company of Canada (U.S.) dated as of February 17, 1998 – Previously filed with Post-Effective Amendment No. 8.

(h)(18)	Participation Agreement for Transamerica Life Insurance Company of New York dated December 15, 1997 – Previously filed with Post-Effective Amendment No. 8.

(h)(19)	Participation Agreement for Transamerica Occidental Life Insurance Company dated December 15, 1997 – Previously filed with Post-Effective Amendment No. 8.

(h)(20)	Participation Agreement for Transamerica Life and Annuity Company dated December 15, 1997 – Previously filed with Post-Effective Amendment No. 8.

(h)(21)	Amendment No. 2 dated August 21, 1998 to Participation Agreement for American Enterprise Life Insurance Company, dated February 21, 1995. – Previously filed with Post Effective Amendment No. 9.

(h)(22)	Participation Agreement for Lincoln National Life Insurance, dated May 15, 1998 and amendment thereto dated October 7, 1998. – Previously filed with Post Effective Amendment No. 9.

(h)(23)	Participation Agreement for First Providian Life and Health Insurance Company, dated November 1, 1996. – Previously filed with Post Effective Amendment No. 9.

(h)(24)	Participation Agreement for Providian Life and Health Insurance Company, dated September 16, 1994. – Previously filed with Post Effective Amendment No. 9.

(h)(25)

Amendment dated September 1, 1998 to Participation Agreement of August 8, 1997 for ReliaStar Life Insurance Company of New York (formerly ReliaStar Bankers Life Insurance Company). – Previously filed with Post Effective Amendment No. 9.

(h)(26)	Amendment dated October 14, 1998 to Participation Agreement dated September 17, 1997 for American Centurion Life Insurance Company. – Previously filed with Post Effective Amendment No. 9.

(h)(27)	Amendment dated December 1, 1998 to Participation Agreement of February 17, 1998 for Sun Life Assurance Company of Canada (U.S.). – Previously filed with Post Effective Amendment No. 9.

(h)(28)	Participation Agreement for Travelers Insurance Company dated May 1, 1998. – Previously filed with Post Effective Amendment No. 9.

(h)(29)	Amendment dated January 1, 1999 to Participation Agreement with Transamerica Occidental Life Insurance Company. – Previously filed with Post Effective Amendment No. 10.

(h)(30)	Amendment dated September 8, 1998 to Participation Agreement with Transamerica Life Insurance and Annuity Company. – Previously filed with Post Effective Amendment No. 10.

(h)(31)	Participation Agreement dated September 30, 1999 with Lincoln Benefit Life Company - Previously filed with Post Effective Amendment No. 11.

(h)(32)	Amendment dated May 1, 2000 to Participation Agreement with Lincoln Life & Annuity Company – Previously filed with Post Effective Amendment No. 13.

(h)(33)	Form of Participation Agreement with Great-West Life & Annuity Insurance Company – Previously filed with Post-Effective Amendment No. 17.

(h)(34)	Form of Participation Agreement with Allstate Life Insurance Company – Previously filed with Post-Effective Amendment No. 18.

(h)(35)	Form of Participation Agreement with Equitable Life Assurance Society of the United States – Previously filed with Post-Effective Amendment No. 19.

(h)(36)	Participation Agreement with Merrill Lynch Life Insurance Company – previously filed with Post-Effective Amendment No. 21.

(h)(37)	Participation Agreement with Merrill Lynch Life Insurance Company of New York – previously filed with Post-Effective Amendment No. 21.

(h)(38)	Participation Agreement with Midland National Life Insurance Company – Previously filed with Post-Effective Amendment No. 23.

(h)(39)	Novation of Participation Agreement with American Enterprise Life Insurance Company – Previously filed with Post-Effective Amendment No. 24.

(h)(40)	Novation of Participation Agreement with Connecticut General Life Insurance Company – Previously filed with Post-Effective Amendment No. 24.

(h)(41)	Novation of Participation Agreement with Indianapolis Life Insurance Company – Previously filed with Post-Effective Amendment No. 24.

(h)(42)

Novation of Participation Agreement with Nationwide Life Insurance Company of America (formerly, Provident Mutual Life Insurance Company) and Nationwide Life and Annuity Company of America (formerly, Provident Mutual Life and Annuity Company of America) – Previously filed with Post-Effective Amendment No. 24.

(h)(43)	Novation of Participation Agreement with PRUCO Life Insurance Company – Previously filed with Post-Effective Amendment No. 24.

(h)(44)	Novation of Participation Agreement with PRUCO Life Insurance Company of New Jersey – Previously filed with Post-Effective Amendment No. 24.

(h)(45)	Novation of Participation Agreement with Prudential Insurance Company of America – Previously filed with Post-Effective Amendment No. 24.

(h)(46)	Novation of Participation Agreement with MONY Life Insurance Company and MONY Life Insurance Company of America – Previously filed with Post-Effective Amendment No. 24.

(h)(47)	Novation of Participation Agreement with ReliaStar Life Insurance Company – Previously filed with Post-Effective Amendment No. 24.

(h)(48)

Novation of Participation Agreement with ReliaStar Life Insurance Company of New York (formerly, ReliaStar Bankers Security Life Insurance Company) - Previously filed with Post-Effective Amendment No. 24.

(h)(49)	Novation of Participation Agreement with American Centurion Life Assurance Company – Previously filed with Post-Effective Amendment No. 24.

(h)(50)	Novation of Participation Agreement with Sun Life Assurance Company of Canada (U.S.) – Previously filed with Post-Effective Amendment No. 24.

(h)(51)

Novation of Participation Agreement with Transamerica Financial Life Insurance Company (formerly, Transamerica Life Insurance Company of New York) – Previously filed with Post-Effective Amendment No. 24.

(h)(52)	Novation of Participation Agreement with Transamerica Occidental Life Insurance Company – Previously filed with Post-Effective Amendment No. 24.

(h)(53)	Novation of Participation Agreement with Transamerica Life Insurance and Annuity Company – Previously filed with Post-Effective Amendment No. 24.

(h)(54)	Novation of Participation Agreement with Lincoln National Life Insurance Company – Previously filed with Post-Effective Amendment No. 24.

(h)(55)	Novation of Participation Agreement with Lincoln Benefit Life Company – Previously filed with Post-Effective Amendment No. 24.

(h)(56)	Novation of Participation Agreement with Great-West Life & Annuity Insurance Company – Previously filed with Post-Effective Amendment No. 24.

(h)(57)	Novation of Participation Agreement with Allstate Life Insurance Company – Previously filed with Post-Effective Amendment No. 24.

(h)(58)	Novation of Participation Agreement with Merrill Lynch Life Insurance Company – Previously filed with Post-Effective Amendment No. 24.

(h)(59)	Novation of Participation Agreement with ML Life Insurance Company of New York – Previously filed with Post-Effective Amendment No. 24.

(h)(60)	Novation of Participation Agreement with Midland National Life Insurance Company – Previously filed with Post-Effective Amendment No. 24.

(h)(61)	Novation of Participation Agreement with Lincoln Life & Annuity Company of New York – Previously filed with Post-Effective Amendment No. 24.

(h)(62)	Novation of Participation Agreement with Allstate Life Insurance Company of New York – Previously filed with Post-Effective Amendment No. 24.

(h)(63)	Transfer Agency Services Agreement between the Trust and PFPC Inc., dated April 3, 2006 – Previously filed with Post-Effective Amendment No. 24.

(h)(64)	Participation Agreement dated March 30, 2007 with Pacific Life and Annuity Company – filed herewith.

(h)(65)	Participation Agreement dated March 30, 2007 with Pacific Life Insurance Company – filed herewith.

(h)(66)	Amended and Restated Participation Agreement dated September 1, 2006 with American Centurion Life Assurance Company – filed herewith.

(h)67)	Amended and Restated Participation Agreement dated September 1, 2006 with American Enterprise Life Insurance Company – filed herewith.

(h)(68)	Participation Agreement dated May 1, 2006 with Allianz Life Insurance Company of North America – filed herewith.

(h)(69)	Participation Agreement dated May 1, 2006 with Allianz Life Insurance Company of New York – filed herewith.

(i)

Opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid and non-assessable – Previously filed with Post-Effective Amendment No. 3.

(j) (1)	Consent of Independent Auditors – filed herewith.

(j) (2)	Powers of Attorney – previously filed with Post-Effective Amendment No. 21.

(k)	Not Applicable.

(l)	Agreement relating to initial capital – Previously filed with Post-Effective Amendment No. 3.

(m)	Not Applicable.

(n)	Financial Data Schedules – Previously filed on March 10, 2005 on Form N-CSR.

(o)	Not Applicable.

(p)(1)	Premier VIT – Code of Ethics – Previously filed with Post-Effective Amendment No. 24.

(p)(2)	OpCap Advisors LLC, Oppenheimer Capital LLC and NFJ Investment Group L.P. Code of Ethics – Previously filed with Post-Effective Amendment No. 23.

(p)(3)	Pacific Investment Management Company Revised Code of Ethics – Previously filed with Post-Effective Amendment No. 23.

(p)(4)

Code of Ethics-Allianz Global Investors Distributors LLC (formerly known as PIMCO Advisors Distributors LLC), previously filed with Post- Effective Amendment No. 98 to the Registration Statement of PIMCO Funds (Reg. No. 33-12113) on March 16, 2005, and incorporated herein by reference.

Item 24.	Persons Controlled by or Under Common Control with Registrant

No person is presently controlled by or under common control with the Registrant.

Item 25.	Indemnification

Pursuant to Article V, Sec. 5.3 of the Registrant’s Declaration of Trust, the Trustees shall provide for indemnification by the Trust of any present or former trustee, officer or agent in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being, or having been, a trustee, officer or agent of the Trust. The Trust By-Laws provide that, in other than derivative or shareholder suits, trustees, officers and/or agents will be indemnified against expenses of actions or omissions if the actions or omissions complained of were in good faith and reasonably believed to be in and not opposed to the best interests of the Trust, or, if a criminal action, the accused had no cause to believe his conduct was unlawful.

In derivative and shareholder actions, such trustee, officer and/or agent shall be indemnified against expenses except where liability arises by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties as described in Section 17(h) and (i) of the Investment Company Act of 1940. Either Trustees not a party to the action, shareholders or independent legal counsel by written opinion may, in appropriate circumstances, decide questions of indemnification under the By-Laws.

The Trust may purchase insurance insuring its officers and trustees against certain liabilities in their capacity as such, and insuring the Trust against any payments which it is obligated to make to such persons under any foregoing indemnification provisions.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.	Business and Other Connections of Investment Adviser

See “Management of the Fund” in the Prospectus and “Investment Management and Other Services” in the Additional Statement regarding the business of the investment adviser. Set forth below is information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the investment adviser and the sub-advisers.

The information relating to OpCap Advisors LLC is incorporated by reference to its Form ADV previously filed electronically on the IARD system.

The information relating to Oppenheimer Capital LLC is incorporate by reference to its Form ADV previously filed electronically on the IARD system.

The information relating to Pacific Investment Management Company LLC is incorporated by reference to its Form ADV previously filed electronically on the IARD system.

The information relating to NFJ Investment Group L.P. is incorporated by reference to its Form ADV previously filed electronically on the IARD system.

Item 27.	Principal Underwriter
(a)	Allianz Global Investors Distributors LLC (the “Distributor”) serves as Distributor of shares for the Registrant.
(b)	Set forth below is certain information pertaining to the partners and officers of the Distributors, Registrant’s Principal Underwriter.

Name and Principal Business Address+	Positions and Offices with Principal Underwriter	Positions and Offices with Registrant
E. Blake Moore, Jr.	Managing Director and Chief Executive Officer	None
Andrew J. Meyers	Managing Director and Chief Operating Officer	None

Brian Jacobs	Managing Director, Co-Head of Sales	None
James K. Patrick IV	Managing Director, Co-Head of Sales	None
Phil Neugebauer	Managing Director	None
Malcolm F. Bishopp	Managing Director	Executive Vice President
John C. Maney	Chief Financial Officer	None
William V. Healey	Executive Vice President, Chief
	Legal Officer and Secretary	None
Richard Kirk	Senior Vice President, Associate General Counsel	None
Vinh T. Nguyen	Senior Vice President and Treasurer	None
Colleen Martin	Senior Vice President and Controller	None
Erik M. Aarts	Senior Vice President	None
Kristina S. Hooper	Senior Vice President	None
Eugene Smith	Senior Vice President	None
Cathy Smith	Senior Vice President	None
Derek Hayes	Senior Vice President	None
Timothy J. Higgins	Senior Vice President	None
Kiley Andresen	Senior Vice President	None
Colin C. Aymond	Senior Vice President	None
Lee D. Beck	Senior Vice President	None
Robert B. Beel	Senior Vice President	None
Mike Brannan	Senior Vice President	None
Matt Brown	Senior Vice President	None
Fred Bruce	Senior Vice President	None
Martin J. Burke	Senior Vice President	None
Ira W. Cox	Senior Vice President	None
Eric D. Downing	Senior Vice President	None
Jonathan P. Fessel	Senior Vice President	None
Michael J. Gallagher	Senior Vice President	None
Joe Gengo	Senior Vice President	None

Ronald H. Gray	Senior Vice President	None
JoAnn Ham	Senior Vice President	None
Ned Hammond	Senior Vice President	None
Jonathan C. Hart	Senior Vice President	None
Christoph Hofmann	Senior Vice President	None
John Hussey	Senior Vice President	None
Jefferey G. Klepacki	Senior Vice President	None
Matthew T. Kobata	Senior Vice President	None
Leslie S. Kravetzky	Senior Vice President	None
Andrew G. Laing	Senior Vice President	None
Stephen Laut	Senior Vice President	None
Robert J. Lewis	Senior Vice President	None
William E. Lynch	Senior Vice President	None
Peter J. McCarthy	Senior Vice President	None
Joseph T. McMenamin	Senior Vice President	None
Wayne Meyer	Senior Vice President	None
Ann H. McAdams	Senior Vice President	None
R. Lee Milburn	Senior Vice President	None
Fiora Moyer	Senior Vice President	None
Gregory J. Murphy	Senior Vice President	None
Paul R. Nickodemus	Senior Vice President	None
Ryne A. Nishimi	Senior Vice President	None
Kelly Orr	Senior Vice President	None
Gregory S. Parker	Senior Vice President	None
Joffrey Pearlman	Senior Vice President	None
Glynne Pisapia	Senior Vice President	None
Steven B. Plump	Senior Vice President	None
Joni H. Rheingold	Senior Vice President	None
Kiley Rotelli	Senior Vice President	None
Thomas H. Scanlan	Senior Vice President	None
Scott Rose	Senior Vice President	None
Jay S. Rosoff	Senior Vice President	None
Stephen M. Rudman	Senior Vice President	None
Shahid S. Saigol	Senior Vice President	None
R. Marty Smith	Senior Vice President	None
Fred Teceno	Senior Vice President	None
Mark G. Thomas	Senior Vice President	None
William H. Thomas, Jr.	Senior Vice President	None
Barrie L. Tiedemann Jr.	Senior Vice President	None
William T. Toner	Senior Vice President	None
Richard Triolo	Senior Vice President	None

Paul Troyer	Senior Vice President	None
Scott Whitehouse	Senior Vice President	None
Nick Willett	Senior Vice President	None
John Rotondi	Vice President and Chief Compliance Officer	None
Deborah Brennan	Vice President, Compliance Officer	None
Bryce B. Bulman	Vice President	None
Christopher A. Casenhiser	Vice President	None
Paul DeNicolo	Vice President	None
Michael J. Gallagher	Vice President	None
Dan Hally	Vice President	None
John A. Harrington	Vice President	None
Chris Horan	Vice President	None
Teresa Jettelson	Vice President	None
Dustin Kanode	Vice President	None
Brooke Leahy	Vice President	None
Andy Maloney	Vice President	None
George Murphy	Vice President	None
Jeffrey P. Nizzardo	Vice President	None
Tiffani A. Potesta	Vice President	None
Peter M. Prinstein	Vice President	None
Jennifer Quigley	Vice President	None
Frank J. Riccio	Vice President	None
John J. Stergiou	Vice President	None
Kathleen C. Thompson	Vice President	None
Brenda C. Warkow	Vice President	None
Justin R. Wingate	Vice President	None
Kerry A. Murphy	Vice President	None
Ralph A. Peluso	Vice President	None
Michael T. Allen	Vice President	None
Wendy Berge	Vice President	None
Lesley Cotton	Vice President	None
Daniel D. Daly	Vice President	None
Megan L. Frank	Vice President	None
James T. Hartnett	Vice President	None
Matthew A. Koth	Vice President	None
Jeremy Leber	Vice President	None
John F. Moxon	Vice President	None
Glen Zimmerman	Vice President	None
Isabella Albanese	Vice President	None
Cindy Colombo	Vice President	None
Seon L. Harry	Vice President	None
Steve Howell	Vice President	None
Renee W. Hui	Assistant Vice President	None
Kellie E. Davidson	Assistant Secretary	None

+	Except as noted, the principal business address for all individuals listed is 2187 Atlantic Street, Stamford, CT 06902.
c.	The Registrant has no principal underwriter that is not an affiliated person of the Registrant or an affiliated person of such an affiliated person.

Item 28.	Location of Required Records — Rule 31a-1
(Except those maintained by Custodian and Transfer Agent) OpCap Advisors LLC 1345 Avenue of the Americas New York, NY 10105-4800

Item 29.	Management Services

Not Applicable.

Item 30.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the day of April 20, 2007.

Premier VIT
By:	/s/ Brian S. Shlissel
Brian S. Shlissel President, Chief Executive Officer & Trustee

Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed below by the following persons in the capacities and on the date indicated:

Name and Signature	Capacity	Date

/s/ Brian S. Shlissel		April 20, 2007
Brian S. Shlissel	President, Chief Executive Officer & Trustee

/s/ Lawrence G. Altadonna		April 20, 2007
Lawrence G. Altadonna	Treasurer

/s/ Thomas W. Courtney		April 20, 2007
Thomas W. Courtney*	Trustee

/s/ Lacy B. Herrmann		April 20, 2007
Lacy B. Herrmann*	Trustee

/s/ V. Lee Barnes		April 20, 2007
V. Lee Barnes*	Trustee

/s/ Theodore T. Mason		April 20, 2007
Theodore T. Mason*	Trustee

*By:	/s/ Brian S. Shlissel
Brian S. Shlissel, Attorney-in-fact by Power of Attorney previously filed Date: April 20, 2007

PREMIER VIT

INDEX TO EXHIBITS

Exhibit No.

(h)(64)	Participation Agreement dated March 30, 2007 with Pacific Life and Annuity Company.

(h)(65)	Participation Agreement dated March 30, 2007 with Pacific Life Insurance Company.

(h)(66)	Amended and Restated Participation Agreement dated September 1, 2006 with American Centurion Life Assurance Company.

(h)67)	Amended and Restated Participation Agreement dated September 1, 2006 with American Enterprise Life Insurance Company.

(h)(68)	Participation Agreement dated May 1, 2006 with Allianz Life Insurance Company of North America.

(h)(69)	Participation Agreement dated May 1, 2006 with Allianz Life Insurance Company of New York.

(j)(1)	Consent of Independent Auditors.